Exhibit 10.1

THE PBSJ CORPORATION

EMPLOYEE PROFIT SHARING

AND

STOCK OWNERSHIP PLAN

Amended and Restated as of

January 1, 2008

HILL WARD HENDERSON

TAMPA, FL

THE PBSJ CORPORATION

EMPLOYEE PROFIT SHARING

AND

STOCK OWNERSHIP PLAN

Amended and Restated

as of January 1, 2008

Table of Contents

Article	Title	Page

ARTICLE I	DEFINITIONS	I-1

ARTICLE II	NAME AND PURPOSE OF THE PLAN AND TRUST	II-1

ARTICLE III	PLAN ADMINISTRATOR	III-1

ARTICLE IV	ELIGIBILITY AND PARTICIPATION	IV-1

ARTICLE V	CONTRIBUTIONS TO THE TRUST	V-1

ARTICLE VI	PARTICIPANTS’ ACCOUNTS	VI-1

ARTICLE VII	BENEFITS UNDER THE PLAN	VII-1

ARTICLE VIII	PAYMENTS OF BENEFITS	VIII-1

ARTICLE IX	IN-SERVICE WITHDRAWALS AND DIVERSIFICATION ELECTIONS	IX-1

ARTICLE X	PARTICIPANT DIRECTED INVESTMENTS, TRUSTEE DIRECTED INVESTMENTS, AND LOANS	X-1

ARTICLE XI	TRUST FUND	XI-1

ARTICLE XII	EXPENSES OF ADMINISTRATION	XII-1

ARTICLE XIII	AMENDMENT AND TERMINATION	XIII-1

ARTICLE XIV	MISCELLANEOUS	XIV-1

THE PBSJ CORPORATION

EMPLOYEE PROFIT SHARING

AND

STOCK OWNERSHIP PLAN

Amended and Restated

as of January 1, 2008

The PBSJ Corporation (the “Company”) hereby amends and restates The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan, effective for all purposes as of January 1, 2008, except as may be otherwise noted herein.

W I T N E S S E T H:

WHEREAS, the Company has previously adopted The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (f/k/a The PBSJ Employee Profit Sharing and Stock Ownership Plan), which has been amended from time to time (as amended, the “Plan”); and

WHEREAS, pursuant to the terms of the Plan, the Company is authorized and empowered to further amend the Plan; and

WHEREAS, the Company deems it advisable to amend the Plan to change the Plan name; and

WHEREAS, the Company deems it advisable to amend and restate the Plan to reflect changes made to applicable law by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) and by subsequently released statutes and Treasury Regulations, and to provide for other desired changes.

NOW, THEREFORE, the Plan is hereby amended and restated in its entirety to read as follows:

ARTICLE I

Definitions

1.1 “Account” or “Accounts” shall mean, as required by the context, the entire amount held from time to time for the benefit of any one Participant, or a portion thereof, attributable to the Participant’s Elective Contributions Account, Discretionary Contributions Account, Discretionary Contributions Account, Qualified Non-Elective Contributions Account, Roth Elective Deferrals Account, and/or Rollover Account.

(a) As provided hereinafter, a Participant’s Roth Elective Deferrals Account shall also be classified as a Non-ESOP Account.

(b) To the extent provided hereinafter, a Participant’s Elective Contributions Account, Discretionary Contributions Account, Matching Contributions Account, Qualified Non-Elective Contributions Account, and Rollover Account may each be classified as an ESOP Account and/or a Non-ESOP Account.

1.2 “Actual Contribution Percentage” shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Contribution Ratios (calculated separately for each member of the group of each Participant who is a member of such group.

1.3 “Actual Contribution Ratio” shall mean, for Plan Years beginning on or after January 1, 2006, the ratio of the amount of Matching Contributions made pursuant to section 5.3 (including Elective Contributions, Roth Elective Deferrals, and Qualified Non-Elective Contributions, if any, treated as Matching Contributions) made on behalf of a Participant for a Plan Year to the Participant’s compensation for the Plan Year.

(a) Elective Contributions, Roth Elective Deferrals, and Qualified Non-Elective Contributions, if any, may be treated as Matching Contributions for this purpose only if such contributions satisfy the requirements of Section 1.401(m)-2(a)(6) of the Treasury Regulations.

(b) (1) The compensation taken into account for purposes of this section must satisfy Section 414(s) of the Code and the requirements of Section 1.414(s)-1(c) or 1.414(s)-1(d) of the Treasury Regulations.

(2) The Company may limit the period for which compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all Participants in the Plan for the Plan Year.

(c) If no Matching Contributions, Elective Contributions, Roth Elective Deferrals, or Qualified Non-Elective Contributions are taken into account with respect to an eligible Employee, the Actual Contribution Ratio of the Employee is zero. For this purpose, an “eligible Employee” is any Employee who is directly or indirectly eligible to receive an allocation of a Matching Contribution (including any Matching Contribution derived from forfeitures) under the Plan for a Plan Year as described in Section 1.401(m)-5 of the Treasury Regulations.

1.4 “Actual Deferral Percentage” shall mean with respect to a group of Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group and effective for Plan Years beginning before January 1, 2006, for ESOP Contributions and Non-ESOP Contributions) of each Participant who is a member of such group.

1.5 “Actual Deferral Ratio” shall mean, for Plan Years beginning on or after January 1, 2006, the ratio of the amount of Elective Contributions and Roth Elective Deferrals made pursuant to section 5.1(a) and 5.2, respectively (and including Qualified Non-Elective Contributions, if any, treated as Elective Contributions) made on behalf of a Participant for a Plan Year to the Participant’s compensation for the Plan Year.

(a) Qualified Non-Elective Contributions, if any, may be treated as Elective Contributions for this purpose only if such contributions satisfy the requirements of Section 1.401(k)-2(a)(6) of the Treasury Regulations.

(b) (1) The compensation taken into account for purposes of this section must satisfy Section 414(s) of the Code and the requirements of Section 1.414(s)-1(c) or 1.414(s)-1(d) of the Treasury Regulations.

(2) The Company may limit the period for which compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all Participants in the Plan for the Plan Year.

(c) If an eligible Employee makes no Elective Contributions and no Roth Elective Deferrals, and no Qualified Non-Elective Contributions are treated as Elective Contributions, the Actual Deferral Ratio of the Employee is zero. For this purpose, an “eligible Employee” is any Employee who is directly or indirectly eligible to make an Elective Contribution or a Roth Elective Deferral into the Plan for all or a portion of the Plan Year as described in Section 1.401(k)-6 of the Treasury Regulations.

1.6 “Administrator” shall mean the Plan Administrator.

1.7 “Affiliate” shall mean, with respect to an Employer, any corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

1.8 “Annual Additions”

(a) The term “Annual Additions” shall mean, with respect to a Participant for each Limitation Year, the sum of:

(1) the amount of employer contributions (including Elective Contributions and Roth Elective Deferrals) allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; provided, however, that catch-up contributions made pursuant to section 5.1(a)(3) (and any other contribution subject to Section 414(v) of the Code and made to any defined contribution plan maintained by an Employer or an Affiliate) and, effective for Limitation Years beginning after June 30, 2007, restorative payments (where a restorative payment is a payment made to restore losses to the Plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under ERISA or under other applicable federal or state law) shall not be taken into account;

(2) the amount of the Participant’s contributions (other than rollover contributions, transfer contributions or Participant loan repayments, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

(3) any forfeitures separately allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

(4) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, that is part of a pension or annuity plan maintained by an Employer or an Affiliate, and amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by an Employer or an Affiliate; provided, however, the percentage limitation set forth in section 6.7(a) shall not apply to (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after severance from employment which is otherwise treated as an “Annual Addition,” or (2) any amount otherwise treated as an “Annual Addition” under Section 415(l)(1) of the Code.

(b) The amount of any ESOP Contribution allocated to a Participant for purposes of subsection (a)(1), if such contribution is used to repay a loan for the purchase of Employer Securities, shall be equal to the Participant’s share of the repayment, and not to the value of Employer Securities released from a suspense account and allocated to such Participant’s Employer Securities Accounts as a result of such repayment. If no more than one third of the ESOP Contributions for a Plan Year that are used to repay a loan for the purchase of Employer Securities are allocated to Highly Compensated Employees, the Annual Additions for such Plan Year shall not mean:

(1) forfeitures of Employer Securities that were acquired with the proceeds of a loan, and

(2) amounts used to pay interest on a loan used for the purchase of Employer Securities.

1.9 “Board of Directors” and “Board” shall mean the board of directors of the Company or, when required by the context, the board of directors of an Employer other than the Company.

1.10 “Break in Service” shall mean a 12-month Plan Year in which an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year.

1.11 “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. A reference to a specific Section of the Code shall include a reference to any successor provision.

1.12 “Company” shall mean The PBSJ Corporation and its successors. To the extent required by the context, the term “Company” shall also mean any prior sponsor of the Plan.

1.13 “Compensation”

(a) The term “Compensation” shall mean wages, salaries, and other amounts received (without regard to whether or not an amount is paid in cash and including amounts described in section 1.52(b)) for personal services actually rendered by a Participant in the course of employment with the Employer to the extent that the amounts are includable in gross income, as well as Elective Contributions (including catch-up contributions) made on behalf of a Participant pursuant to section 5.1(a), Roth Elective Deferrals made on behalf of a Participant pursuant to section 5.2, elective contributions made on behalf of a Participant to any cafeteria plan maintained by an Employer or an Affiliate pursuant to Section 125 of the Code, and elective amounts that are not includible in the gross income of an Employee by reason of Section 132(f)(4) of the Code.

(b) The term “Compensation” shall not include overtime pay; commissions; bonuses; third party disability payments; employer contributions (except as set forth in subsection (a) above) to (or benefits credited under) a plan of deferred compensation that are not includable in the Participant’s gross income for the taxable year in which contributed (or credited); distributions from any plan of deferred compensation; amounts realized from the exercise or disposition of a non-qualified stock option; amounts realized when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; cash and noncash fringe benefits; reimbursements and other expense allowances; deductible or nondeductible relocation expenses; employee welfare benefits; and Post-Severance Compensation.

(c) Effective for Plan Years beginning on or after January 1, 2002, the annual Compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000 (which amount shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code, and shall be $230,000 for the determination period that begins January 1, 2008). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

(d) For purposes of crediting contributions pursuant to Article VI with respect to any Plan Year, no Compensation paid by an Employer with respect to an Employee prior to the Employee’s first day of participation shall be taken into account.

(e) If any class of employees is excluded from the Plan, then Compensation for any employee who becomes or ceases to be an Employee during a Plan Year shall only include Compensation while the employee is an Employee.

1.14 “Discretionary Contribution” shall mean a contribution made pursuant to section 5.4 by an Employer on behalf of a Participant.

1.15 “Discretionary Contributions Account” shall mean an account established pursuant to section 6.2 with respect to Discretionary Contributions.

1.16 “Diversification Election Period” shall mean the six (6) Plan Year period beginning with the later of

(a) the Plan Year after the Plan Year in which the Participant attains age 55; or

(b) the Plan Year after the Plan Year in which the Participant first completes ten (10) years of participation in the Plan.

1.17 “Earnings” attributable to any Pooled Investment Fund (other than any pooled Employer Securities Accounts or Other Investments Accounts) shall mean, with respect to a Valuation Period, the aggregate of the unrealized appreciation or depreciation accruing to the investment fund during such a period; and the income earned or the loss sustained by the investment fund during such period, whether from investments or from the sale or exchange of assets. The Earnings attributable to a separate portion of a Segregated Investment Fund (other than any segregated Employer Securities Accounts or Other Investments Accounts) credited to a Participant’s Account for any Valuation Period shall be determined by multiplying the number of shares or units of the Segregated Investment Fund credited to the Participant’s Account by the difference between the value of each share or unit for the current Valuation Date and the value of each share or unit as of the most recent preceding Valuation Date. The Earnings attributable to a Participant loan, made pursuant to section 10.7 and treated as a separate portion of a Segregated Investment Fund credited to a

Participant’s Non-ESOP Accounts for any Valuation Period, shall be determined and allocated to the Participant’s Non-ESOP Accounts in accordance with standard accounting procedures. The Earnings attributable to any portion of the ESOP Company Stock Fund credited to any Other Investments Account shall mean, with respect to a Valuation Period, (i) cash dividends received on shares of Employer Securities allocated to a Participant’s Employer Securities Account (to the extent such cash dividends are not otherwise used as permitted by section 6.6), (ii) cash dividends received on Employer Securities not allocated to any Participant’s Employer Securities Account or any Fund described in Article X (to the extent such cash dividends are not otherwise used as permitted by section 6.6), and (iii) the aggregate of the unrealized appreciation or depreciation occurring in the value of, and that portion of the income earned or the loss sustained by, the Other Investments Account during such period. The Earnings attributable to any portion of the ESOP Company Stock Fund credited to any Employer Securities Account shall mean, with respect to a Valuation Period, (i) stock dividends received on shares of Employer Securities allocated to a Participant’s Employer Securities Account (to the extent such stock dividends are not otherwise used as permitted by section 6.6), (ii) stock dividends received on Employer Securities not allocated to any Participant’s Employer Securities Account or any Fund described in Article X (to the extent such stock dividends are not otherwise used as permitted by section 6.6), and (iii) the aggregate of the unrealized appreciation or depreciation occurring in the value of the Employer Securities Account during such period.

1.18 “Effective Date” of this amendment and restatement of the Plan shall mean January 1, 2008, except as otherwise noted herein. The Plan was originally effective on January 1, 1985, and was originally effective as an employee stock ownership plan on October 1, 1994.

1.19 “Elective Contribution” shall mean an elective contribution made pursuant to section 5.1(a) by an Employer on behalf of a Participant and shall include the Participant’s Non-ESOP Elective Contributions, as well as, for Plan Years beginning before January 1, 2001, any ESOP Elective Contributions previously made on behalf of the Participant.

1.20 “Elective Contributions Account” shall mean an account established pursuant to section 6.2 with respect to Elective Contributions made to this Plan under salary reduction arrangements pursuant to section 5.1(a).

1.21 “Employee”

(a) The term “Employee” shall mean any person employed by an Employer or an Affiliate, (including, effective January 1, 2009, an individual formerly employed by EcoScience Corporation), other than:

(1) a member of a collective bargaining unit if retirement benefits were subject to good faith bargaining between such unit and an Employer unless such collective bargaining agreement provides for participation in this Plan;

(2) a nonresident alien;

(3) an individual whose employment status has not been recognized by an Employer or an Affiliate by completion of Internal Revenue Service Form W-4 and who is not initially treated as a common law employee of the Employer or an Affiliate on its payroll records;

(4) an individual employed by PBS&J Caribe Engineering, C.S.P.;

(5) a leased employee;

(6) an individual employed by an Affiliate, unless such Affiliate adopts this Plan in writing; and

(7) effective January 1, 2009, an individual classified as an Emergency Service Worker on the payroll records of his Employer.

(b) For purposes of this section and sections 1.33 and 1.69, the term “leased employee” means any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person (“leasing organization”), has performed services for the Employer (or for the Employer and one or more Affiliates) on a substantially full time basis and the individual’s services are performed under the primary direction or control of such Employer.

1.22 “Employer” shall mean the Company, Post, Buckley, Schuh & Jernigan, Inc., PBS&J Constructors, Inc., PBS&J Construction Services, Inc., and any other Affiliate that adopts this Plan with the consent of the Company.

1.23 “Employer Securities” shall mean common shares, any other type of stock or any marketable obligation (as defined in Section 407(e) of ERISA) issued by the Issuer; provided, however, that if Employer Securities are purchased with borrowed funds, Employer Securities, to the extent required by Section 4975 of the Code, shall only include

(a) such securities that are readily tradable on an established securities market, or

(b) if none of the stock of the Issuer (or any Affiliate of the Issuer other than a member of an affiliated service group that includes the Issuer) is publicly tradable on an established securities market, common shares issued by the Issuer having a combination of voting power and dividend rights equal to or in excess of

(1) that class of common shares of the Issuer or any Affiliate having the greatest voting power, and

(2) that class of common shares of the Issuer or any Affiliate having the greatest dividend rights, or

(c) noncallable preferred shares that is convertible at any time into stock meeting the requirements of subsection (a) or (b) (whichever is applicable), if such conversion is at a reasonable price (determined pursuant to Treasury Regulation §54.4975-11(d)(5) as of the date of acquisition by the Trustee).

1.24 “Employer Securities Account” shall mean a subaccount which may be established pursuant to section 6.2 with respect to amounts invested in common shares of the Company held within the ESOP Company Stock Fund.

1.25 “Entry Date” shall mean the first day of the second payroll period following the first Hour of Service of an Employee of an Employer.

1.26 “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. A reference to a specific Section of ERISA shall include a reference to any successor provision.

1.27 “ESOP Account”

(a) The term “ESOP Account” shall mean an Account (including all or any portion of a Participant’s Discretionary Contributions Account, Elective Contributions Account, Qualified Non-Elective Contributions Account, and Rollover Account attributable to ESOP Rollover Contributions) invested by the Trustee in the ESOP Company Stock Fund on behalf of the Participant.

(b) A Participant’s ESOP Accounts may each include an Employer Securities Account and an Other Investments Account, as set forth herein.

1.28 “ESOP Company Stock Fund” shall mean the investment fund established under the Trust Agreement which is subject to section 10.6 and which is invested primarily in common shares of the Issuer are to be paid or are to be funded.

1.29 “ESOP Contribution” shall mean any contribution made pursuant to sections 5.3, 5.4 or 5.5 by an Employer on behalf of a Participant that is initially invested in the ESOP Company Stock Fund.

1.30 “ESOP Elective Contribution” shall mean an Elective Contribution made prior to January 1, 2001, and invested in the ESOP Company Stock Fund on behalf of a Participant.

1.31 “Fair Market Value” shall mean, for purposes of the valuation of Employer Securities, the closing price (or, if there is no closing price, then the closing bid price) of such Employer Securities as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such Employer Securities are listed, or if the Employer Securities are not listed on a securities exchange in the United States, the mean between the dealer closing “bid” and “ask” prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or NASDAQ’s successor, or if not reported on NASDAQ, the fair market value of the securities as determined in good faith and based on all relevant factors; provided, however, that the Fair Market Value of Employer Securities not readily tradable on an established securities market shall be determined by an independent appraiser pursuant to Section 401(a)(28)(C) of the Code.

1.32 “Highly Compensated Employee”

(a) The term “Highly Compensated Employee” shall mean any Employee:

(1) who was a 5% owner of an Employer or an Affiliate (within the meaning of Section 416(i)(1)(B) of the Code) during the Plan Year or the immediately preceding Plan Year; or

(2) whose Section 415 Compensation was more than $90,000 effective for Plan Years on or after January 1, 2002, ($105,000 for the 2008 Plan Year or as adjusted under such regulations as may be issued by the Secretary of the Treasury) for the immediately preceding Plan Year, and who was a member of the “top paid group” for such preceding Year. “Top paid group” shall mean all Employees who are in the top 20% of the Employer’s work force ranked on the basis of Section 415 Compensation paid during the year; provided, further, that for purposes of determining the “top paid group”, any reasonable method of rounding or tie-breaking is permitted; provided, further, that for purposes of determining the number of Employees in the top paid group, Employees described in Section 414(q)(5) of the Code shall be excluded.

(b) The term “Highly Compensated Employee” shall also mean any former Employee who incurred a severance from employment (or was deemed to have a severance from employment) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the year of separation or any Plan Year ending on or after the date the Employee attained age 55.

(c) In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from an Employer constituting United States source income (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Employees.

(d) For purposes of determining who is a Highly Compensated Employee, an Employer and any Affiliate shall be taken into account as a single Employer.

1.33 “Hour of Service”

(a) The term “Hour of Service” shall mean

(1) an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer;

(2) an hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, severance or leave of absence. Notwithstanding the preceding,

(A) no more than 501 Hours of Service shall be credited under this subsection (a)(2) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

(B) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen’s compensation, or unemployment compensation or disability insurance laws; and

(C) an hour shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

(3) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, that the same Hour of Service shall not be credited both under subsection (a)(1) or subsection (a)(2), as the case may be, and under this subsection (a)(3). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in subsection (a)(2) shall be subject to the limitations set forth in that section.

The definition set forth in this subsection (a) is subject to the special rules contained in Department of Labor Regulations Sections 2530.200b-2(b) and (c), and any regulations amending or superseding such sections, which special rules are hereby incorporated in the definition of “Hour of Service” by this reference.

(b) Each Employee who is not required to maintain records of his actual Hours of Service during any week shall be credited with 45 Hours of Service for such week if he would be credited with at least one Hour of Service during such week under subsection (a).

(c) (1) Notwithstanding the other provisions of this “Hour of Service” definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in subsection (c)(2).

(2) The Hours of Service to be credited to an Employee under the provisions of subsection (c)(1) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in. which the Plan is unable to determine such hours, eight (8) Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subsection (c) by reason of any such pregnancy or placement shall not exceed 501 hours.

(3) The hours treated as Hours of Service under this subsection (c) shall be credited only in the Plan Year in which the absence from work begins, if the crediting is necessary to prevent a Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

(4) Credit shall be given for Hours of Service under this subsection (c) solely for purposes of determining whether a Break in Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

(5) Notwithstanding any other provision of this subsection (c), no credit shall be given under this subsection (c) unless the Employee in question furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to in subsection (c)(1) and the number of days for which there was such an absence.

(d) For purposes of this section, the term “Employee” shall include any individual employed by an Employer, including a leased employee.

1.34 “Issuer” shall mean The PBSJ Corporation, a Florida corporation, and its successors.

1.35 “Key Employee” shall mean, effective for Plan Years beginning on or after January 1, 2002, any employee or former employee (including any deceased employee) who, at any time during the Plan Year that includes the determination date (as defined in section 1.61), was an officer of an Employer or an Affiliate having Section 415 Compensation greater than $130,000 ($150,000 for the 2008 Plan Year and, for each other Plan Year, as adjusted under such regulations as may be issued by the Secretary of Treasury), a 5% owner of an Employer or an Affiliate (within the meaning of Section 416(i)(1)(B) of the Code), or a 1% owner of an Employer or an Affiliate (within the meaning of Section 416(i)(1)(B) of the Code) having Section 415 Compensation from the Employer or an Affiliate of more than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

1.36 “Limitation Year” shall mean the Plan Year.

1.37 “Matching Contribution” shall mean a Matching Contribution made pursuant to sections 5.3(a)(1) and 5.3(b)(1) by an Employer on behalf of a Participant.

1.38 “Matching Contributions Account” shall mean an account established pursuant to section 6.2 with respect to Matching Contributions made pursuant to sections 5.3(a) and 5.3(b) by an Employer on behalf of a Participant.

1.39 “Non-ESOP Account” shall mean each Account, or portion of an Account, established pursuant to section 6.2 with respect to amounts invested in investment funds other than the ESOP Company Stock Fund.

1.40 “Non-ESOP Contribution” shall mean a contribution made pursuant to Article VI by an Employer on behalf of a Participant that is initially invested in a fund other than the ESOP Company Stock Fund.

1.41 “Non-ESOP Elective Contribution” shall mean an Elective Contribution pursuant to section 5.1(a) by an Employer on behalf of a Participant.

1.42 “Non-Highly Compensated Employee” shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Highly Compensated Employee.

1.43 “Non-Key Employee” shall mean, with respect to any Plan Year, an employee or former employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

1.44 “Normal Retirement Date” shall mean the date on which a Participant attains the age of 65 years.

1.45 “Other Investments Account” shall mean a subaccount established pursuant to section 6.2 with respect to amounts invested in assets other than common shares of the Issuer held within the ESOP Company Stock Fund.

1.46 “Participant” shall mean any eligible Employee of an Employer who has become a Participant under the Plan and shall include any former employee of an Employer who became a Participant under the Plan and (a) who still has a balance in an Account under the Plan or (b) is entitled to an allocation of a contribution pursuant to Article V and section 6.5(b). Solely for purposes of administering Rollover Contribution Accounts, the term “Participant” shall also include an Employee who has made a Rollover Contribution to the Plan.

1.47 “Participant Directed Investment Fund” shall mean an investment fund established pursuant to Article X and available for the investment of each Participants’ Roth Elective Deferrals Account, as well as each Non-ESOP Account that is a portion of the Participant’s Elective Contributions Account, Discretionary Contributions Account, Matching Contributions Account, Qualified Non-Elective Contributions Account, and Rollover Account.

1.48 “Plan” shall mean The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan as herein set forth, and as it may be amended from time to time.

1.49 “Plan Administrator” shall mean the Company.

1.50 “Plan Year” shall mean the 12 month period ending on December 31.

1.51 “Pooled Investment Fund” shall mean a Participant Directed Investment Fund or Trustee Directed Investment Fund established under Article X, the combined assets of which shall consist of the common investments of all Participants credited with investments in the directed investment fund.

1.52 “Post-Severance Compensation”

(a) Effective for Plan Years beginning after June 30, 2007, the term “Post-Severance Compensation” shall mean, except as provided for under subsection (b), any amounts paid after severance from employment including amounts that are severance pay, unfunded nonqualified deferred compensation, or parachute payments within the meaning of Section 280G(b)(2) of the Code.

(b) The term “Post-Severance Compensation” shall not mean the following types of post-severance payments, which will be treated as Compensation and Section 415 Compensation, but only if they are paid by the later of 2 1/2 months following the severance from employment or the end of the Limitation Year that includes the date of severance from employment:

(1) payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with an Employer and that are regular compensation for service during the Employee’s regular working hours, compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar compensation; and

(2) payments for accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if his employment had continued.

1.53 “Qualified Non-Elective Contribution” shall mean a Qualified Non-Elective Contribution pursuant to section 5.5 by an Employer on behalf of a Participant.

1.54 “Qualified Non-Elective Contributions Account” shall mean an account established pursuant to section 6.2 with respect to Qualified Non-Elective Contributions made pursuant to section 5.5 by an Employer.

1.55 “Rollover Contribution” shall mean a contribution pursuant to section 5.8 by an Employer on behalf of an Employee.

1.56 “Rollover Account” shall mean an account established pursuant to section 6.2 with respect to qualified Rollover Contributions made pursuant to section 5.8.

1.57 “Roth Elective Deferral” shall mean a Roth Elective Deferral made pursuant to section 5.2 by an Employer on behalf of a Participant.

1.58 “Roth Elective Deferrals Account” shall mean an account established pursuant to section 6.2 with respect to Roth Elective Deferrals made under salary reduction arrangements pursuant to section 5.2.

1.59 “Section 415 Compensation”

(a) The term “Section 415 Compensation” shall mean:

(1) wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Treasury Regulations);

(2) any elective deferrals (subject to Section 402(g)(3) or 414(v) of the Code);

(3) any amount which is contributed or deferred by the Employer or an Affiliate at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125, 403(b), or 457 of the Code;

(4) elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code; and

(5) amounts under Section 125 of the Code not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer or an Affiliate thereof does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

(b) Section 415 Compensation shall exclude the following:

(1) Employer or Affiliate contributions (except as set forth in subsection (a)(2) above) to a plan of deferred compensation which are not includible in the Employee’s gross income for the taxable year in which contributed, or Employer contributions (except as set forth in subsection (a)(2) above) under a simplified employee pension or any distributions from a plan of deferred compensation; provided, however, that any amounts received by an Employee pursuant to an unfunded nonqualified deferred compensation plan are permitted to be considered as Section 415 Compensation in the year the amounts are received and to the extent includible in the gross income of the Employee;

(2) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(4) Effective for Plan Years after June 30, 2007, Post-Severance Compensation.

(c) Effective for Limitation Years after June 30, 2007, the annual Section 415 Compensation of each Participant for any Limitation Year shall not exceed $230,000.00 (or such amount as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code). The cost-of-living adjustment in effect for a calendar year applies to annual Section 415 Compensation for the Limitation Year that begins with or within such calendar year.

1.60 “Segregated Investment Fund” shall mean a Participant Directed Investment Fund or Trustee Directed Investment Fund established under Article X, in which the assets of each Participant credited with a portion of the directed investment fund shall be separately invested, and for which the earnings attributable to such assets shall be separately accounted.

1.61 “Top Heavy Plan” shall mean, effective for Plan Years beginning on or after January 1, 2002, this Plan if the aggregate account balances (not including catch-up contributions to this Plan, any other contributions subject to Section 414(v) of the Code, and voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including catch-up contributions to this Plan, any other contributions subject to Section 414(v) of the Code, and voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year or, for the first Plan Year, the last day of the first Plan Year (the “determination date” for purposes of section 1.35 and this section). For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting permissive aggregation group satisfies the requirements of Sections 401(a)(4) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balances of a Participant as of the determination date shall be increased by the distributions made with respect to the Participant under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death or disability, this provision shall be applied by substituting “five-year period” for “one-year period.” The account balances of any Participant shall not be taken into account if:

(a) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

(b) he has not performed any services for an Employer during the one-year period ending on the determination date.

1.62 “Trust” shall mean the trust established by the Trust Agreement.

1.63 “Trust Agreement” shall mean the agreement providing for the Trust Fund, as entered into between the Company and the Trustee and as the agreement may be amended from time to time.

1.64 “Trust Fund” or “Trust Funds” shall mean the trust fund established under the Trust Agreement from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

1.65 “Trustee” shall mean the individual, individuals or corporation designated as trustee under the Trust Agreement.

1.66 “Trustee Directed Investment Fund” shall mean an investment fund established pursuant to section 10.6 for purposes of the Trustee investing (to the extent provided by section 10.6) any portion of Participants’ Discretionary Contributions Accounts, Matching Contributions Accounts, Elective Contributions Accounts, Qualified Non-Elective Contributions Accounts and Rollover Accounts that are classified as ESOP Accounts.

1.67 “Valuation Date” shall mean the last day of each Plan Year, and, with respect to a portion of an Account invested in a Participant Directed Investment Fund, each day on which the New York Stock Exchange and the Plan’s third-party administrator are open for business.

1.68 “Valuation Period” shall mean the period beginning with the first day after a Valuation Date and ending with the next Valuation Date.

1.69 “Year of Service”

(a) The term Year of Service shall mean a Plan Year during which an Employee completes 1,000 or more Hours of Service.

(b) For purposes of Article VII and section 13.1(f), a “Year of Service” shall not mean any Year of Service prior to a Break in Service if the Employee had no vested interest in the balance of his Accounts, which (i) with respect to Plan Years beginning before January 1, 2006, include only Employer-derived contributions and (ii) with respect to Plan Years beginning on or after January 1, 2006, also include amounts in his Elective Contribution Account and Roth Elective Deferrals Account, at the time of such Break in Service and if the number of consecutive years in which a Break in Service occurred equaled or exceeded the greater of five (5) or the aggregate number of Years of Service completed by the Employee prior to such period of consecutive Breaks in Service. For purposes of this subsection (b), any Years of Service not required to be taken into account by reason of the application of this subsection (b) shall not be taken into account in applying subsection this (b) to a subsequent period of Breaks in Service.

(c) The term “Years of Service” shall include, for all purposes of the Plan, predecessor service with any employer listed in Appendix “B.”

(d) For purposes of this section, the term “Employee” shall include any individual employed by an Employer, including a leased employee.

ARTICLE II

Name and Purpose of the Plan and Trust

2.1 Amendment and Restatement, and Name of Plan. The Plan is hereby amended and restated in accordance with the terms hereof. The Plan shall be known as “THE PBSJ CORPORATION EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN.”

2.2 Exclusive Benefit. This Plan has been established for the sole purpose of providing benefits to the Participants and enabling them to share in the growth of their Employer. The Plan is designed to invest Participants’ Non-ESOP Accounts in Participant Directed Investment Funds and Participants’ ESOP Accounts primarily in Employer Securities. Accordingly, unless otherwise specifically required by the terms of the Trust Agreement, the Trustee shall invest substantially all of the assets in the ESOP Accounts under the Trust Fund in Employer Securities, unless, and to the extent, otherwise required by the Plan Administrator. Except as otherwise provided herein and as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

2.3 Return of Contributions. Notwithstanding the foregoing provisions of section 2.2, any contribution made by an Employer to this Plan by a mistake of fact may be returned, reduced by the amount of any losses thereon, to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned, reduced by the amount of any losses thereon, to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

2.4 Participants’ Rights. The establishment of this Plan shall not be considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

2.5 Qualified Plan.

(a) This Plan and the Trust are intended to qualify under the Code as a tax qualified employees’ plan and trust, as described in Section 401(a) and 501(a) of the Code, and as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

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(b) This Plan and Trust through the incorporation of Appendix A are also intended to comply with Sections 1165(a) and (e) of the Puerto Rico Internal Revenue Code of 1994, as amended, with respect to Participants who are bona fide residents of Puerto Rico and who perform labor or services primarily within Puerto Rico.

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ARTICLE III

Plan Administrator

3.1 Administration of the Plan. The Plan Administrator shall control and manage the operation and administration of the Plan, except with respect to investments. The Plan Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by Article X and by the terms of the Trust Agreement.

3.2 Powers and Duties. The Plan Administrator shall have complete control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Plan Administrator shall have the power and discretion to conclusively interpret or construe this Plan and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

3.3 Direction of Trustee. It shall be the duty of the Plan Administrator to direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

3.4 Summary Plan Description. The Plan Administrator shall prepare or cause to be prepared a summary plan description (if required by law) and such periodic and annual reports as are required by law.

3.5 Disclosure. At least once each calendar quarter, (or for Plan Years beginning before January 1, 2007, once each year), the Plan Administrator shall furnish to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

3.6 Conflict in Terms. The Plan Administrator shall notify each Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and the Trust Agreement and any explanatory booklet or other description, this Plan and the Trust Agreement shall control.

3.7 Records. The Plan Administrator shall keep a complete record of all its proceedings as such Plan Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Plan Administrator.

3.8 Final Authority. Except to the extent otherwise required by law, the decision of the Plan Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

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3.9 Claims.

(a) The Plan Administrator shall develop and institute a claims procedure. The claims procedure shall be in writing and shall be part of the Plan’s summary plan description or part of a document that accompanies the Plan’s summary plan description. Such written claims procedure is hereby specifically incorporated by reference into the Plan. Participants and beneficiaries may make claims for benefits under the Plan only in accordance with the written claims procedure in effect at the time the Participant or beneficiary makes the claim for benefit. Written notice of the disposition of a claim shall be furnished to the claimant by the Plan Administrator within the timeframe set forth in the claims procedure. In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

(b) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), the claimant or his duly authorized representative may petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing to the Plan Administrator. The written petition by a claimant or his duly authorized representative for a full and fair review of the denial must be made within the timeframe set forth in the claims procedure. The claimant must exhaust all administrative remedies under the Plan, including a petition for a full and fair review of the denial, prior to filing a suit in state or federal court regarding the claim. The Plan Administrator shall promptly review the claim and shall make a decision within the timeframe set forth in the claims procedure. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

3.10 Appointment of Advisors and Agents. The Plan Administrator may appoint such accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Plan Administrator may designate one or more employees of an Employer to perform the duties required of the Plan Administrator hereunder.

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ARTICLE IV

Eligibility and Participation

4.1 Current Participants. Any Employee who was a Participant in this Plan on the date of adoption of this amendment and restatement pursuant to the terms of the Plan, as in effect prior to this amendment and restatement of the Plan, shall remain a Participant in the Plan.

4.2 Eligibility and Participation. Any other Employee of an Employer shall be eligible to participate in the Plan upon completing an Hour of Service as an Employee. An Employee shall enter the Plan as a Participant on the Entry Date concurrent with or next following the completion of his Hour of Service.

4.3 Former Employees. Any Employee who ceases to be a Participant and who subsequently reenters the employ of an Employer as an Employee shall be eligible again to become a Participant on the date of his reemployment

4.4 Change in Employment Classification.

(a) A Participant who ceases to be classified as an Employee will no longer actively participate in the Plan after the date he ceases to be an Employee. If such individual subsequently resumes his status as an Employee or an Employer, he shall be eligible again to become an active Participant on the date of his reemployment as an Employee.

(b) If an individual who is employed by an Employer or an Affiliate but who is not classified as an Employee becomes an Employee, such Employee shall enter the Plan as an active Participant on the date the individual becomes an Employee of an Employer.

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ARTICLE V

Contributions to the Trust

5.1 Participants’ Elective Contributions.

(a) (1) The Employer shall contribute to the Trust, on behalf of each Participant, an Elective Contribution

(A) as specified in the salary reduction agreement between the Participant and such Employer; or

(B) effective for Employees hired on or after January 1, 2007 (but not including Employees rehired after such date), for each Participant who does not complete a salary reduction agreement, or who does not affirmatively elect to receive Compensation in lieu of an Elective Contribution, such Participant will be deemed to have elected to contribute two percent (2%) of his Compensation for each pay period to the Plan as an Elective Contribution (a “deemed Elective Contribution”). Within thirty (30) days prior to the date that a deemed Elective Contribution shall first take effect for a Participant and within a reasonable period before each Plan Year, the Participant shall receive written notice pursuant to Section 414(w) of the Code and the associated Treasury Regulations that were proposed on November 8, 2007 (or any successor Regulations), concerning the effect of the deemed elective contribution and his right to elect a different Elective Contribution amount, including the right to elect not to defer any Elective Contribution. If the Participant does not complete a salary reduction agreement or does not affirmatively elect to receive Compensation in lieu of a deemed Elective Contribution within thirty (30) days of his Entry Date, then the Participant shall be treated as having made a deemed elective contribution which will first be deducted from the Participant’s Compensation for the first payroll period beginning thirty (30) days after the Participant’s Entry Date. Effective as of January 1, 2009, a Participant, for whom deemed Elective Contributions are being made, may elect pursuant to Section 414(w) of the Code and the Treasury Regulations, within ninety (90) days after the first deemed Elective Contribution is withheld from such Participant’s pay to discontinue the deemed Elective Contribution and to elect a distribution of all his deemed Elective Contributions (as adjusted for earnings). In addition, any Matching Contribution made pursuant to section 5.3 and allocated to the Participant based on the withdrawn deemed Elective Contributions shall be forfeited and used as required by section 6.5(e).

(2) Elective Contributions (including deemed Elective Contributions) and Roth Elective Deferrals (made pursuant to section 5.2) for a Participant shall not exceed the lesser of

(A) the dollar limitation established by Section 402(g) of the Code ($11,000 effective for the 2002 calendar year, $15,500 for the 2008 calendar year, and as adjusted in accordance with law for other calendar years) in effect for any calendar year, or

(B) 100% of the Participant’s Compensation for such Plan Year (or such lesser percentage of Compensation, for Participants who are Highly Compensated Employees, as specified by the Plan Administrator).

(3) In addition to the foregoing, each Participant who is eligible to make Elective Contributions, effective for calendar years beginning on or after January 1, 2002, or Roth Elective Deferrals effective for calendar years beginning on or after January 1, 2007, and who will have attained age 50 before the close of the Plan Year, shall be eligible to direct his Employer to make catch-up contributions on his behalf in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall be subject to the limitation of section 5.1(a)(2)(B) but shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. Catch-up contributions shall not be taken into account for purposes of computing Matching Contributions.

(4) Elective Contributions for any Plan Year beginning after December 31, 2001, shall be made as Non-ESOP Contributions.

(b) Excess Deferrals.

(1) If a Participant’s Elective Contributions made pursuant to section 5.1(a)(1) and Roth Elective Deferrals made pursuant to section 5.2, together with any elective contributions and Roth elective deferrals subject to the limitation under Section 402(g) of the Code that are made by the Participant to any other plans of his Employer or an Affiliate, exceed the limitation set forth in section 5.1(a)(2) for any calendar year, the Plan Administrator, shall refund to such Participant the portion of such excess deferrals that are attributable to Elective Contributions, and/or Roth Elective Deferrals to the Plan, plus the earnings thereon and reduced by any excess contributions and deferrals and earnings for the Plan Year beginning with or within the calendar year that have been previously distributed to the Participant in accordance with the provisions of section 5.1(e). Any such refund shall be made on or before the April 15th immediately following the calendar year in which the excess deferrals are made. Effective for Plan Years beginning before January 1, 2008, for this purpose, the income allocable to excess deferrals shall be equal to the sum of the allocable gain or loss on such excess deferrals for the Plan Year and the period after the close of the Plan Year and prior to the distribution of excess deferrals. Effective for Plan Years beginning on or after January 1, 2008, for this purpose, the income allocable to excess deferrals shall be equal to the sum of the allocable gain or loss on such excess deferrals for the Plan Year.

(2) If a Participant’s Elective Contributions made pursuant to section 5.1(a)(1) and Roth Elective Deferrals made pursuant to section 5.2, together with any elective contributions and Roth elective deferrals subject to the limitations under Section 402(g) of the Code that are made by the Participant to any other plans, exceed the limitation set forth in section 5.1(a)(2) for any calendar year (after the application of subsection (b)(1)), the Plan Administrator may refund to such Participant, at the Participant’s request the portion of such excess deferrals that are attributable to Elective Contributions and Roth Elective Deferrals to the Plan, plus the earnings thereon (determined as provided in subsection (b)(1)). Any such refund shall be made on or before the April 15 th immediately following the calendar year in which the excess deferrals are made.

(3) The amount of excess deferrals that may be distributed under this subsection (b) with respect to a Participant for any taxable year shall be reduced by any excess contributions previously distributed pursuant to section 5.1(e) with respect to such Participant for the Plan Year ending with or within such taxable year.

(4) For any Plan Year in which a Participant may make both Roth Elective Deferrals and Elective Contributions, the Plan Administrator operationally may implement an ordering rule procedure for the distribution of excess deferrals. Such ordering rule may specify whether the Elective Contributions or Roth Elective Deferrals are distributed first, to the extent such Elective Contribution or Roth Elective Deferral was made for the Plan Year. Furthermore, such procedure may permit the Participant to elect whether Elective Contributions or Roth Elective Deferrals shall be distributed first.

(c) Except as otherwise provided, any salary reduction agreement with respect to Elective contributions, Roth Elective Deferrals and catch-up contributions shall be executed (or otherwise communicated to the Plan Administrator in a manner selected by the Plan Administrator) and in effect prior to the date selected by the Plan Administrator for the first pay period to which it applies. Any salary reduction agreement may be revised by the Participant in accordance with rules and procedures established by the Plan Administrator and communicated to Participants.

(d) (1) Salary reduction agreements with respect to Elective Contributions or Roth Elective Deferrals shall be made by a Participant in whole percentages, with a minimum election of two percent (2%) of such Participant’s Compensation. The Plan Administrator may establish such other rules and procedures regarding Participant salary reduction agreements and Elective Contributions, catch-up contributions and Roth Elective Deferrals as it deems necessary, which rules and procedures shall be applied in a uniform, nondiscriminatory manner.

(2) The Plan Administrator shall have the right to require any Participant to reduce his Elective Contributions, catch-up contributions and/or Roth Elective Deferrals under any such agreement, or to refuse deferral of all or part of the amount set forth in such agreement, if necessary to comply with the requirements of this Plan and the Code.

(e) Excess Contributions. The provisions of this subsection (e) shall apply for any Plan Year solely for purposes of determining and distributing, or recharacterizing, excess contributions with respect to Elective Contributions made pursuant to section 5.1(a)(1) and Roth Elective Deferrals made pursuant to section 5.2.

(1) In the event that the Elective Contributions and Roth Elective Deferrals of Highly Compensated Employees exceed the limitations set forth in section 5.6, such excess contributions, determined as set forth in subsection (e)(2) below, plus the earnings on such excess contributions, shall be subject to recharacterization and/or distribution as described below on or before the last day of the sixth month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay a distribution (but not a recharacterization) of any excess contributions plus the earnings thereon attributable to an Employer beyond the last day of the sixth month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than twelve (12) months after the close of the Plan Year to which the excess contributions relate. Effective for Plan Years beginning before January 1, 2008, for this purpose, the earnings allocable to excess contributions shall equal to the sum of the allocable gain or loss on such excess contributions for the Plan Year and the period after the close of the Plan Year and prior to the distribution of excess contributions. Effective for Plan Years beginning on or after January 1, 2008, the earnings allocable to excess contributions shall equal to the sum of the allocable gain or loss on such excess contributions for the Plan Year.

(2) (A) The amount of aggregate excess contributions for the Plan Year shall be equal to the sum of the amounts of such excess contributions attributable to each Highly Compensated Employee for the Plan Year. In order to determine the amount of the excess contributions attributable to each Highly Compensated Employee, the Plan Administrator shall first reduce the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for the Plan Year to the extent required to:

(i) enable the arrangement to satisfy the limitations set forth in section 5.6, or

(ii) cause such Highly Compensated Employee’s Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio.

Then, if necessary, the Plan Administrator shall reduce the Actual Deferral Ratios of the Highly Compensated Employees with the next highest Actual Deferral Ratio for the Plan Year (including the Actual Deferral Ratio(s) of the Highly Compensated Employee(s) whose Actual Deferral Ratio the Plan Administrator already has reduced) to the extent required to comply with subsection (e)(2)(A)(i) or (ii). This process shall then be repeated until the Actual Deferral Percentage for the Highly Compensated Employees satisfies the limitations set forth in section 5.6.

(B) The amount of the excess contributions attributable to each Highly Compensated Employee shall equal the remainder of:

(i) the total Elective Contributions and Roth Elective Deferrals, plus Qualified Non-Elective Contributions, if any, that are treated as Elective Contributions, on behalf of the Participant (determined prior to the application of this subsection (e)(2)), minus

(ii) the amount determined by multiplying the Participant’s Actual Deferral Ratio (determined after application of subsection (e)(2)(A)) by his compensation used in determining such ratio.

(3) In order to determine the dollar amount of the excess contributions subject to recharacterization and/or the excess contributions subject to distribution with respect to each Highly Compensated Employee pursuant to subsection (e)(1), the

Plan Administrator shall first reduce the Elective Contributions and/or Roth Elective Deferrals of the Highly Compensated Employee(s) with the highest dollar amount of Elective Contributions and/or Roth Elective Deferrals for the Plan Year by a dollar amount equal to the lesser of:

(A) the aggregate excess contributions determined under subsection (e)(2), or

(B) the dollar amount necessary to reduce such Highly Compensated Employee’s Elective Contributions and/or Roth Elective Deferrals to a dollar amount that is equal to the dollar amount of Elective Contributions and/or Roth Elective Deferrals of the Highly Compensated Employee with the next highest dollar amount of Elective Contributions and/or Roth Elective deferrals.

Then, if necessary, the Plan Administrator shall reduce the Elective Contributions and/or Roth Elective Deferrals of the Highly Compensated Employees with the next highest dollar amount of Elective Contributions and/or Roth Elective Deferrals for the Plan Year (including the Highly Compensated Employee(s) whose Elective Contributions and/or Roth Elective Deferrals the Plan Administrator already has reduced) to the extent required to comply with subsection (e)(3)(A) or (B). This process shall then be repeated until the excess contributions determined under subsection (e)(2) have been eliminated. The reduced amounts shall be recharacterized and/or distributed with respect to the Highly Compensated Employees to whom the reductions are attributable under this subsection (e)(3). For purposes of this subsection (e)(3), Elective Contributions shall include amounts treated as Elective Contributions. Any reduced amounts attributable to a Highly Compensated Employee shall first be recharacterized as catch-up contributions to the extent that such amounts (when aggregated with any other catch-up contributions made on behalf of the Participant) would meet the requirements of section 5.1(a)(3). Any remaining reduced amounts attributable to a Participant who is a Highly Compensated Employee that have not been recharacterized as catch-up contributions, shall be distributed to the Participant.

(4) In determining the amount of such excess contribution, Actual Deferral Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee’s compensation.

(5) The amount of excess contributions that may be recharacterized or distributed under this subsection (e) with respect to a Participant for a Plan Year shall be reduced by any excess deferrals previously distributed to such Participant under section 5.1(b) for the Participant’s taxable year ending with or within such Plan Year.

(6) The Plan Administrator may use any reasonable method for computing the earnings allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year (and, when applicable, taking into account the post-Plan Year end period preceding the date of the refund), and is used by the Plan for allocating earnings to Participants’ Accounts. Effective for Plan Years beginning after December 31, 2005 and ending before January 1, 2008, the Plan will not be treated as failing to use a reasonable method for computing the earnings allocable to excess contributions merely because the earnings allocable to excess contributions is determined as of a date that is no more than seven (7) days before the distribution of excess contributions.

(7) For any Plan Year in which a Participant makes both Elective Contributions and Roth Elective Deferrals, the Plan Administrator operationally may implement an ordering rule procedure for the distribution of excess contributions. Such ordering rule may specify whether the Elective Contributions or Roth Elective Deferrals are distributed first, to the extent such Elective Contribution or Roth Elective Deferral was made for the Plan Year. Furthermore, such procedure may permit the Participant to elect whether Elective Contributions or Roth Elective Deferrals shall be distributed first.

5.2 Roth Elective Deferrals. Each Employer shall contribute to the Trust, on behalf of each Participant, a Roth Elective Deferral, as specified in a salary reduction agreement (if any) between the Participant and his Employer under which the Participant elects, pursuant to the terms of this Plan (including the restrictions set forth in section 5.1) and in accordance with the requirements of Section 402A of the Code, to contribute from Compensation otherwise payable to him, a Roth Elective Deferral amount allocable to his Roth Elective Deferrals Account. Roth Elective Deferrals are includable in a Participant’s gross income when deferred and shall be irrevocably designated as a Roth Elective Deferral on the Participant’s salary reduction agreement. Roth Elective Deferrals shall be taken into account for purposes of computing Matching Contributions made pursuant to section 5.3. Roth Elective Deferrals for any Plan Years shall be made as Non-ESOP Contributions.

5.3 Matching Contributions

(a) (1) Each Employer, at the discretion of the Board of Directors of the Company, may contribute to the Trust a Matching Contribution on behalf of each eligible Participant (as determined pursuant to section 6.5(b)(3)) for whom an Elective Contribution (pursuant to section 5.1(a)(1)) and Roth Elective Deferral (pursuant to section 5.2) is made to the Plan during the Plan Year. The amount of any Matching Contribution, if any, shall be determined by the Board of Directors of the Company. The amount allocable to a Participant eligible to share in the Matching Contribution for the Plan Year shall be

(A) the amount that shall bear the same ratio to the total of Matching Contribution for the Plan Year

(B) as the Participant’s Recognized Contribution subject to this subsection (a) for such Plan Year bears to the aggregate Recognized Contributions subject to this subsection (a) of all Participants employed by the Employers who are eligible to share in the Matching Contribution for such Plan Year.

(2) For purposes of this subsection (a), a Participant’s “Recognized Contribution” subject to this subsection (a) for the Plan Year shall mean

(A) the aggregate amount of his Elective Contributions and Roth Elective Contributions made pursuant to section 5.1(a)(1) and 5.2 (after consideration of the refund requirements of sections 5.1(b) and 5.1(e)),

(B) reduced by any portion of his Elective Contributions and Roth Elective Deferrals made pursuant to section 5.1(a)(1) and 5.2 in excess of a specified percentage of each Participant’s Compensation and/or a specified maximum dollar amount, as determined by the Board of Directors for the Plan Year.

(b) (1) Each Employer, at the discretion of the Board of Directors of the Company, may contribute to the Trust an additional Matching Contribution on behalf of each eligible Participant (as determined pursuant to section 6.5(b)(3)) for whom an Elective Contribution and Roth Elective Deferral is made to the Plan during the Plan Year. The amount of any additional Matching Contribution, if any, shall be determined by the Board of Directors of the Company. The amount allocable to a Participant eligible to share in the Matching Contribution for the Plan Year shall be

(A) the amount that shall bear the same ratio to the total of the additional Matching Contribution for the Plan Year

(B) as the Participant’s Recognized Contribution subject to this subsection (b) for such Plan Year bears to the aggregate Recognized Contributions subject to this subsection (b) of all Participants employed by the Employers who are eligible to share in the additional Matching Contribution for such Plan Year.

(2) For purposes of subsection (b), a Participant’s “Recognized Contribution” subject to this subsection (b) for each Plan Year shall mean the aggregate amount of his Elective Contributions and Roth Elective Deferrals made pursuant to sections 5.1(a) and 5.2 (after consideration of the refund requirements of sections 5.1(b) and 5.1(e)), reduced by any portion of such aggregate amount in excess of two percent (2%).

(c) Matching Contributions pursuant to sections 5.3(a) and/or 5.3(b) shall be made in the form of ESOP Contributions.

(d) (1) No Matching Contribution shall be required for the portion of a Participant’s Elective Contribution or Roth Elective Deferral (1) that is subject to the refund requirements of sections 5.1(b) and 5.1(e), or (2) that exceeds the limitations of section 6.7.

(2) Except as noted in subsection (e), any Matching Contribution made by an Employer on account of an Elective Contribution or Roth Elective Deferral that has been refunded pursuant to the terms of the Plan shall be forfeited. Unless otherwise required by section 7.3(d)(3) such forfeiture (together with any additional unallocated forfeitures) shall be used pursuant to section 6.5(e).

(e) In the event that the Matching Contributions of Highly Compensated Employees exceed the limitations of section 5.6:

(1) The nonvested portion of such excess aggregate contributions, if any, determined as set forth in subsection (e)(4) below plus any income on such excess aggregate contributions, shall be forfeited and used pursuant to section 6.5(e).

(2) The vested portion of such excess aggregate contributions, if any, determined as set forth in subsection (e)(4) below plus any income on such excess aggregate contributions, may be distributed to the Highly Compensated Employees as provided in subsection (e)(7) below, on or before the last day of the sixth month after the close of the Plan Year to which the Matching Contributions relate. Notwithstanding the preceding sentence, the Plan Administrator shall in no event delay the distribution of any excess aggregate contributions plus income thereon beyond the date that is twelve (12) months after the close of the Plan Year to which the excess aggregate contributions relate.

(3) Effective for calendar years beginning before January 1, 2008, the earnings on excess aggregate contributions shall be equal to the sum of the allocable gain or loss on such excess aggregate contributions for the Plan Year and the period after the close of the Plan Year and prior to the distribution or forfeiture of excess aggregate contributions, as the case may be. Effective for calendar years beginning on or after January 1, 2008, the earnings on excess aggregate contributions shall be equal to the sum of the allocable gain or loss on such excess aggregate contributions for the Plan Year.

(4) (A) The amount of excess aggregate contributions for the Plan Year shall be equal to the amount determined by the following leveling method, under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would be reduced to the extent required to

(i) enable the Plan to satisfy the limitations set forth in section 5.6, or

(ii) cause such Highly Compensated Employee’s Actual Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio.

This process shall be repeated until the Plan satisfies the limitations set forth in section 5.6.

(B) For each Highly Compensated Employee, the amount of such excess is equal to

(i) the total Matching Contributions, plus Elective Contributions, Roth Elective Deferrals and Qualified Non-Elective Contributions, if any, treated as Matching Contributions, on behalf of the Employee (determined prior to the application of this subsection (e)(4)) minus

(ii) the amount determined by multiplying the Employee’s Actual Contribution Ratio (determined after application of this subsection (e)(4)) by his compensation used in determining such ratio.

(5) In determining the amount of such excess aggregate contribution, Actual Contribution Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee’s compensation.

(6) In no case shall the amount of such excess aggregate contribution with respect to any Highly Compensated Employee exceed the amount of Matching Contributions made on behalf of such Highly Compensated Employee for such Plan Year.

(7) The Matching Contributions of the Highly Compensated Employee with the highest dollar amount of Matching Contributions for the Plan Year shall be reduced by an amount equal to the excess aggregate contributions determined in accordance with subsection (e)(4) above. The reduced amount shall be either forfeited or distributed to such Highly

Compensated Employee in accordance with subsections (e)(1) and (2) above, provided, further, that such Highly Compensated Employee’s Matching Contributions shall be reduced to a level that is equal to the Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching Contributions. Thereafter, the Matching Contributions of the Highly Compensated Employees with the same dollar amounts of Matching Contributions shall be reduced on an equal basis by an amount equal to any additional excess aggregate contributions determined in accordance with subsection (e)(4) above, which reduced amounts shall be either forfeited or distributed to such Highly Compensated Employees in accordance with subsections (e)(1) and (2) above. For purposes of this subsection, Matching Contributions shall include amounts treated as Matching Contributions.

(8) The Plan Administrator may use any reasonable method for computing the income allocable to excess aggregate contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts. Effective for Plan Years beginning after December 31, 2005 and ending before January 1, 2008, the Plan will not be treated as failing to use a reasonable method for computing the income allocable to excess aggregate contributions merely because the income allocable to excess aggregate contributions is determined as of a date that is no more than seven (7) days before the distribution or forfeiture of excess aggregate contributions, as the case may be.

5.4 Discretionary Contributions. For Plan Years beginning on or after January 1, 2008, each Employer, at the discretion of the Board of Directors of the Company, may make Discretionary Contributions to the Discretionary Contributions Accounts of eligible Participants (as determined pursuant to section 6.5(b)(4)). The amount, if any, to be contributed to the Trust by an Employer as a Discretionary Contribution for each Plan Year shall be determined by the Board of Directors of the Company. If elected by the Board of Directors of the Company, the Employers shall make an aggregate Discretionary Contribution sufficient to permit the scheduled repayment of any loan used to purchase Employer Securities. Each Discretionary Contribution shall be made in the form of an ESOP Contribution.

5.5 Qualified Non-Elective Contributions. An Employer, at the discretion of the Board of Directors of the Company, may make Qualified Non-Elective Contributions to the Qualified Non-Elective Contributions Accounts of eligible Participants (as determined pursuant to section 6.5(b)(5)). The Company may direct each Employer to make any Qualified Non-Elective Contributions in the form of ESOP Contributions or Non-ESOP Contributions. In the absence of any direction by the Company, any Qualified Non-Elective Contribution made by an Employer pursuant to this section shall be made in the form of an ESOP Contribution.

5.6 Actual Deferral Percentage and Actual Contribution Percentage Tests. The amounts contributed as Elective Contributions and Roth Elective Deferrals made pursuant to sections 5.1(a)(1) and 5.2, respectively, and Matching Contributions made pursuant to sections 5.3(a)(1) and 5.3(b)(1) (as well as Qualified Non-Elective Contributions, to the extent such contributions are treated as Elective Contributions or Matching Contributions by the Plan Administrator in accordance with Treasury Regulation Sections 1.401(k)-2(a)(6) and 1.401(m)-2(a)(6) and the restrictions set forth in section 6.5(b)(5)) shall be limited as follows:

(a) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for the Plan Year shall bear a relationship to the Actual Deferral Percentage for all other eligible Participants for the current Plan Year, which satisfies either of the following tests:

(1) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 1.25, or

(2) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points; and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 2.0.

With respect to Plan Years beginning before January 1, 2006, Actual Deferral Percentages (and actual deferral ratios) shall be separately determined with respect to ESOP Contributions and Non-ESOP Contributions.

(b) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees for the Plan Year shall bear a relationship to the Actual Contribution Percentage for all other eligible Participants for the current Plan Year, which satisfies either of the following tests:

With respect to Plan Years beginning before January 1, 2006, Actual Contribution Percentages (and actual contribution ratios) shall be separately determined with respect to ESOP Contributions and Non-ESOP Contributions.

(1) The Actual Contribution Percentage for the group of Highly Compensated Employees for a Plan Year shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees multiplied by 1.25, or

(2) The excess of the Actual Contribution Percentage for the group of Highly Compensated Employees for a Plan Year over the Actual Contribution Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points; and the Actual Contribution Percentage for the group of Highly Compensated Employees shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees, multiplied by 2.0.

(c) The Actual Deferral Percentages and the Actual Contribution Percentages for the group of Highly Compensated Employees and for the group of all other eligible Employees (effective for Plan Years beginning before January 1, 2006, which shall be separately determined, and applied, with respect to ESOP Contributions and Non-ESOP Contributions) computed in accordance with subsections (a) and (b) for purposes of limiting contributions in sections 5.1, 5.2 and 5.3 may be separately determined, and applied, for the Employees within each group of Employees (including each separate collective bargaining unit) that may be separately tested in accordance with applicable Treasury Regulations.

(d) For purposes of this section, if two or more plans of an Employer, to which Elective Contributions subject to Section 401(k) of the Code, Roth Elective Deferrals subject to Section 402A of the Code, or Matching Contributions subject to Section 401(m) of the Code are made, are elected by the Company to be treated as one plan for purposes of Section 410(b)(6) of the Code, such plans shall be treated as a single plan for purposes of determining Actual Deferral Percentages and Actual Contribution Percentages.

(1) The Actual Deferral Ratio of a Highly Compensated Employee who is eligible to participate in more than one cash or deferred arrangement maintained by an Employer or Affiliate shall be determined by treating all such cash or deferred arrangements in which the Employee is eligible to participate (other than arrangements that may not be permissively aggregated) as a single arrangement.

(2) The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of an Employer or Affiliate to which Employee matching contributions are made shall be determined by treating all such plans (other than arrangements that may not be permissively aggregated) as a single plan.

(e) (1) An Elective Contribution or a Roth Elective Deferral shall be taken into account in determining the Actual Deferral Percentage only if it relates to Compensation that either would have been received by the Employee in the Plan Year but for the Employee’s election to defer under the salary reduction arrangement or is attributable to services performed by the Employee in the Plan Year and, but for the Employee’s election to defer, would have been received by the Employee within 2 1/2 months after the close of the Plan Year.

(2) An Elective Contribution or a Roth Elective Deferral shall be taken into account in determining the Actual Deferral Percentage only if it is allocated to the Participant as of a date within that Plan Year; and provided further, that such allocation shall not be contingent on participation or performance of services and that such Elective Contribution or Roth Elective Deferral shall be paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

5.7 Form and Timing of Contributions. Payments on account of ESOP Contributions due from an Employer for any Plan Year shall be made to the Trustee in Employer Securities or cash. Payments on account of Non-ESOP Contributions due from an Employer for any Plan Year shall be made to the Trustee in cash. Such payments may be made by a contributing Employer at any time, but payment of Employer contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer’s federal income tax return for its taxable year with which or within which such Plan Year ends. Payment of any Elective Contribution, including catch-up contributions, and any Roth Elective Deferral shall be made not later than the earliest date prescribed by the Department of Labor Regulations (or any federal law amending such Regulations). In addition, except for occasional, bona fide administrative considerations, Elective Contributions and Roth Elective Deferrals made pursuant to a Participant’s salary reduction agreement cannot precede the earlier of (1) the performance of services relating to the Elective Contribution or Roth Elective Deferral, or (2) when the Compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer.

5.8 Rollover Contributions and Trustee to Trustee Transfers.

(a) Each Employee at any time during a Plan Year, with the consent of the Plan Administrator and in such manner as prescribed by the Plan Administrator may pay or cause to be paid to the Trustee a rollover contribution. Effective for Plan Years beginning after December 31, 2001, the Plan will accept Participant rollover contributions and direct rollovers of distributions from a qualified plan described in Section 401(a) or 403(a) of the Code; an annuity contract described in Section 403(b) of the Code; and an eligible plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state; or from an individual retirement account or annuity described in Sections 408(a) or 408(b) of the Code. In addition, the Plan will accept amounts designated as Roth Elective Deferrals; provided that, the amount is a direct rollover from an applicable retirement plan as defined in Section 402A(e)(1) of the Code.

(b) The Plan Administrator may accept a direct transfer from a trustee of another retirement plan in which an Employee is or was a participant. Notwithstanding the foregoing, no such transfer shall be accepted if it would cause this Plan to be a transferee plan within the meaning of Section 401(a)(11)(B)(iii)(III) of the Code.

5.9 No Duty to Inquire. The Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or any Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.

ARTICLE VI

Participants’ Accounts

6.1 Common Fund. Except as otherwise provided in this Plan or in the Trust Agreement, the assets of the Trust (or, to the extent provided in Article X, the assets of any Participant Directed Investment Fund, Trustee Directed Investment Fund, or any portion of such investment funds) shall constitute a common fund in which each Participant (or each Participant whose Accounts have been invested in such Participant Directed Investment Fund, Trustee Directed Investment Fund, or any portion of any such investment fund) shall have an undivided interest.

6.2 Establishment of Accounts.

(a) The Plan Administrator shall establish and maintain with respect to each Participant’s Accounts designated as an Elective Contributions Account, Roth Elective Deferrals Account, Matching Contributions Account and Qualified Non-Elective Contributions Account.

(b) (1) For each Participant who has made a Rollover Contribution or received a trustee to trustee transfer from another qualified plan pursuant to section 5.7, the Plan Administrator shall also establish and maintain a Rollover Account.

(2) In the case of a direct trustee to trustee transfer of assets from another plan (other than a direct Rollover Contribution), the protected benefits (within the meaning of Section 411(d)(6) of the Code) attributable to the transferor plan shall apply to the portion of the Participant’s Rollover Account attributable to such transfer.

(c) The Plan Administrator shall establish and maintain a Discretionary Contributions Account for each eligible Participant if the Company elects to make a Discretionary Contribution for a Plan Year.

(d) (1) The Plan Administrator shall maintain each Participant’s Roth Elective Deferrals Account as a Non-ESOP Account in order to further reflect the Participant’s interest in the Trust Fund with respect to non-employee stock ownership plan investments attributable to such Account.

(2) The Plan Administrator shall establish and maintain, with respect to each Participant’s Elective Contributions Account, Matching Contributions Account, Discretionary Contributions Account, Qualified Non-Elective Contributions Account, and Rollover Account, one or more ESOP Accounts and one or more Non-ESOP Accounts, in each case as further described in this section, in order to further reflect the Participant’s interest in the Trust Fund with respect to employee stock ownership plan investments and non-employee stock ownership plan investments attributable to such Accounts. The Participant’s ESOP Accounts shall include amounts invested by the Trustee in the ESOP Company Stock Fund from time to time. The Participant’s Non-ESOP Accounts shall include amounts invested at the election of the Participant in Participant Directed Investment Funds from time to time.

(3) For each Participant credited with an Elective Contributions Account and/or Rollover Account (or, in each case, any portion thereof) that was invested in Participant Directed Investment Funds immediately before the Effective Date of this amendment and restatement of the Plan, the Plan Administrator shall maintain a Non-ESOP Account, with respect to such Elective Contributions Account and/or Rollover Account (or the portion thereof). In addition, for each Participant credited with an allocation of Elective Contributions and/or with a Rollover Contribution on or after the Effective Date of this amendment and restatement of the Plan, the Plan Administrator shall maintain a Non-ESOP Account, with respect to such portion of the Participant’s Elective Contributions Account and/or Rollover Account.

(4) For each Participant credited with an Elective Contributions Account and/or Rollover Account (or, in each case, any portion thereof) that was invested in the ESOP Company Stock Fund immediately before the Effective Date of this amendment and restatement of the Plan, the Plan Administrator shall maintain an ESOP Account, with respect to such Elective Contributions Account and/or Rollover Account (or the portion thereof).

(5) For each Participant who is employed as an Employee of an Employer and is credited with a Matching Contributions Account and/or Discretionary Contributions Account, the Plan Administrator shall maintain an ESOP Account, with respect to such Matching Contributions Account and/or Discretionary Contributions Account.

(6) For each Participant credited with a Qualified Non-Elective Contributions Account (or any portion thereof) that was invested in Participant Directed Investment Funds immediately before the execution date of this amendment and restatement of the Plan, the Plan Administrator shall maintain a Non-ESOP Account, with respect to such Qualified Non-Elective Contributions Account (or the portion thereof). For each Participant credited with a Qualified Non-Elective Contributions Account (or any portion thereof) that was invested in the ESOP Company Stock Fund immediately before the execution date of this amendment and restatement of the Plan, the Plan Administrator shall maintain an ESOP Account, with respect to such Qualified Non-Elective Contributions Account (or the portion thereof). In addition, for each

Participant credited with an allocation of Qualified Non-Elective Contributions Account for any Plan Year ending on or after the Effective Date of this amendment and restatement of the Plan, the Plan Administrator shall maintain an ESOP Account, with respect to such portion of the Participant’s Qualified Non-Elective Contributions Account.

(e) Unless the provisions of section 8.2 require distributions from the Plan to be made in the form of shares of Employer Securities, in the event of a severance from employment the Participant’s ESOP Accounts shall be converted to Non-ESOP Accounts. In accordance with the foregoing, the Trustee shall liquidate the Participant’s ESOP Accounts invested in the ESOP Company Stock Fund, and invest such amounts in a qualified default investment alternative (as defined in the Department of Labor regulations) selected by the Company, until such time as the Participant makes a designation regarding such Accounts from the Participant Directed Investment Funds available under the Plan. A Participant subject to this subsection (e) may not direct the Trustee to invest his Accounts in the ESOP Company Stock Fund. For purposes of this subsection (e), any alternate payee entitled to benefits pursuant to a qualified domestic relations order shall be treated as if he were a Participant who severed employment.

(f) Notwithstanding any other provision of this Plan, a Participant who is classified within the personnel records of his Employer as a “part-time temporary employee” shall have each of his Accounts established and maintained as Non-ESOP Accounts and the Trustee shall not invest any portion of his Accounts in the ESOP Company Stock Fund.

(g) The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant’s interest in the Trust Fund.

6.3 Suspense Accounts. The Plan Administrator may establish and maintain a suspense account to which shall be credited any shares of Employer Securities purchased by the Trustee with borrowed funds (such term including, for all purposes of this Plan, purchase-money transactions). A separate suspense account shall be maintained for each such purchase. The shares released from a suspense account each Plan Year, if any, shall be allocated as of each Valuation Date that is the last day of a Plan Year (and as of such other dates as may be required by this Plan) to the Participants’ ESOP Accounts under the provisions of section 6.5 as Employer Securities attributable to Discretionary Contributions. The number of shares of Employer Securities to be released from a suspense account each Plan Year shall be determined under one of the following methods, as selected by the Plan Administrator with respect to a particular suspense account:

(a) The number of shares to be released shall equal the number of shares held in the suspense account immediately before the release for the current Plan Year (or other applicable period) multiplied by a fraction, the numerator of which is the amount of principal and interest paid by the Trustee for the Plan Year (or other applicable period) with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal and interest to be paid with respect to such loan for all future Plan Years (or other applicable periods); or

(b) The number of shares to be released shall equal the number of shares held in the suspense account immediately before the release for the current Plan Year (or other applicable period) multiplied by a fraction, the numerator of which is the amount of principal paid by the Trustee for the Plan Year (or other applicable period) with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal to be paid with respect to such loan for all future Plan Years (or other applicable periods); provided, however, that the terms of each of the following conditions are met:

(1) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years (this term is not satisfied from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period and the duration of a new exempt loan (used to refinance) exceeds ten (10) years); and

(2) Interest included in any repayment can be disregarded for release purposes only to the extent that it would be determined to be interest under standard loan amortization tables.

6.4 Interests of Participants. The interest of a Participant in the Trust Fund shall be the vested balance remaining from time to time in his Accounts after making the adjustments required in section 6.5.

6.5 Adjustments to Accounts. Subject to the provisions of section 6.7, the Accounts of a Participant shall be adjusted from time to time as follows:

(a) As of each Valuation Date, each Participant’s Accounts shall be credited or charged, as the case may be, with a share of the Earnings of the Trust Fund for the Valuation Period ending with such current Valuation Date as follows:

(1) The portions of each Participant’s ESOP Accounts credited to Employer Securities Accounts shall be credited with any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if Employer Securities Accounts are not accounted for in shares) for the Valuation Period ending with such current Valuation Date that are received on (or attributable to) shares of Employer Securities allocated to the Participant’s Employer Securities Accounts (and that are not used, pursuant to section 6.6 to repay a loan).

(2) The Plan Administrator shall credit any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if Employer Securities Accounts are not accounted for in shares) for the Valuation Period ending with such date, that are received on (or attributable to) shares of Employer Securities allocated to suspense accounts pursuant to section 6.3 maintained as of such date (and that are not used, pursuant to section 6.6 to repay a loan), to such suspense accounts.

(3) The portions of the Participant’s ESOP Accounts credited to Other Investments Accounts shall be credited or charged, as the case may be, with the share of the Earnings for the Valuation Period ending with such current Valuation Date. Each Participant’s share of the Earnings of his Other Investments Accounts for any Valuation Period shall be determined by the Plan Administrator on a weighted average basis, so that each Participant with a balance in such Other Investments Accounts shall receive a pro rata share of the Earnings of such Other Investments Accounts, taking into account the period of time that each dollar invested in such Other Investments Accounts has been so invested.

(4) As of each Valuation Date, the portions of the Participant’s ESOP Accounts credited to an Other Investments Account shall be credited with the cash dividends or distributions received on shares of Employer Securities allocated to the Participant’s Employer Securities Account (to the extent such cash dividends or distributions are not used, pursuant to section 6.6 of this Plan and the Trust Agreement, to repay a loan) for the Valuation Period ending with such current Valuation Date.

(5) As of each Valuation Date, the portions of the Participant’s ESOP Accounts credited to an Other Investments Account shall be credited with the share of the cash dividends or distributions received on Employer Securities not allocated to any Participant’s Employer Securities Account (to the extent such cash dividends or distributions are not used, pursuant to section 6.6 of this Plan and the Trust Agreement to repay a loan) for the Valuation Period ending with such current Valuation Date. Each Participant’s share of such cash dividends or distributions for any Valuation Period shall be determined by the Plan Administrator based upon the ratio of each Participant’s aggregate Account balance to the aggregate Account balances of all Participants as of the first day of the Valuation Period.

(6) To the extent not otherwise provided for in the preceding provisions of this subsection (a), the portions of the Participant’s ESOP Accounts credited to Employer Securities Accounts and Other Investments Accounts shall be further credited and charged with (A) the proceeds of any short-term interim investments that may be made by the Trustee during periods prior to purchase dates for the acquisition of Employer Securities by a Trustee, and (B) direct or indirect purchases of the Employer Securities with assets other than Employer Securities, and purchases of assets other than the Employer Securities in connection with the sale of Employer Securities.

(7) Any portion of the Participant’s Non-ESOP Accounts that is invested in a Pooled Investment Fund (other than an ESOP Company Stock Fund) shall be credited or charged, as the case may be, with a share of the Earnings of such Pooled Investment Fund for the Valuation Period ending with such current Valuation Date. Each Participant’s share of the Earnings of a Pooled Investment Fund for any Valuation Period shall be determined by the Plan Administrator on a weighted average basis, so that each Participant with a balance in such Pooled Investment Fund shall receive a pro rata share of the Earnings of such Pooled Investment Fund, taking into account the period of time that each dollar invested in such Pooled Investment Fund has been so invested.

(8) The portion of the Participant’s Non-ESOP Accounts that is invested in each Segregated Investment Fund (other than an ESOP Company Stock Fund) shall be credited or charged, as the case may be, with the Earnings attributable to the Participant’s investment in such Segregated Investment Fund for the Valuation Period ending with such current Valuation Date.

(9) Each investment fund shall be treated separately for purposes of crediting dividends, interest, realized and unrealized gains and losses, and other income on the investments in a particular investment fund and charging brokerage commissions, taxes, and other charges and expenses in connection with the investments in a particular investment fund. Other charges or fees separately incurred and not charged to an investment fund, and incurred as a result of an election made by a Participant associated with the investment of his Accounts, shall be charged against his Accounts if permitted by the Plan and applicable federal law.

(b) Contributions made on each Valuation Date shall be credited to each Participant’s Accounts as follows:

(1) The Elective Contributions Account of a Participant shall be credited with any Elective Contributions made by his Employer on his behalf pursuant to section 5.1(a) and not previously credited to the Participant.

(2) The Roth Elective Deferrals Account of a Participant shall be credited with any Roth Elective Deferrals made by his Employer on his behalf pursuant to section 5.2 and not previously credited to the Participant. No contributions other than Roth Elective Deferrals and earnings attributable to the Roth Elective Deferrals shall be credited to a Participant’s Roth Elective Deferrals Account.

(3) The Matching Contributions Account of an eligible Participant shall be credited with any Matching Contributions made by the Employer on his behalf with respect to a Plan Year pursuant to sections 5.3(a)(1) and 5.3(b)(1) and not previously credited to the Participant. A Participant will be eligible to share in the Matching Contributions if he is employed by the Employer on the last day of the Plan Year or if he terminates employment by reason of his retirement, disability (as defined in section 7.2) or death. Any such Matching Contributions shall be credited to an ESOP Account (and to an Employer Securities Account or an Other Investments Account, as appropriate), unless otherwise required by sections 6.2(e) and 6.2(f).

(4) The Discretionary Contributions Account of an eligible Participant shall be credited with any Discretionary Contribution made by the Employer on his behalf with respect to a Plan Year pursuant to sections 5.4 and not previously credited to the Participant. A Participant shall be eligible to share in the Discretionary Contributions if he is credited with at least 1,000 Hours of Service for the Plan Year and he is employed by the Employer on the last day of the Plan Year (or, in lieu of each of the foregoing requirements, if he terminates employment by reason of his retirement, disability (as defined in section 7.2) or death). Any such Discretionary Contribution shall be credited to an ESOP Account (and to an Employer Securities Account or an Other Investments Account, as appropriate), unless otherwise required by sections 6.2(e) and 6.2(f). The amount allocable to a Participant entitled to a share of the Discretionary Contribution for a Plan Year shall be an amount that shall bear the same ratio to the total of such contribution as the Participant’s Compensation for such Plan Year bears to the aggregate of the Compensation of all Participants for the Plan Year who are entitled to share in the Discretionary Contribution.

(5) The Qualified Non-Elective Contribution Account of an eligible Participant shall be credited with his share of the Qualified Non-Elective Contribution, if any, made by his Employer pursuant to section 5.5 with respect to the Plan Year and not previously credited to the Participant. The amount of the Qualified Non-Elective Contribution shall be credited, to the extent available, first to the Participant who is a Non-Highly Compensated Employee and whose Compensation for the Plan Year is the lowest of all Participants. Effective for Plan Years beginning on or after January 1, 2006, such amount shall not exceed five percent (5%) of the Participant’s compensation for the Plan Year. If any Qualified Non-Elective Contribution remains to be credited to Participants, then such Qualified Non-Elective Contribution shall next be credited, to the extent available, to the Participant who is the Non-Highly Compensated Employee whose Compensation for the Plan Year is the second lowest of all Participants in the same manner as the first level of crediting and such crediting process shall continue until all of the Qualified Non-Elective Contribution is credited. In no event shall a Participant who is a Highly Compensated Employee be eligible to be credited with any portion of the Qualified Non-Elective contribution. Compensation taken into account for purposes of determining whether an amount exceeds five percent (5%) of the Participant’s compensation for the Plan Year must satisfy Section 414(s) of the Code. If the Plan is applying Section 401(k)(3)(F) of the Code for a Plan Year, a Participant who is an “otherwise excludable” Non-Highly Compensated Employee shall not be eligible to be credited with Qualified Non-Elective Contributions for such Plan Year pursuant to this subsection (b)(5). For this purpose, an “otherwise excludable” Non-Highly Compensated Employee shall mean a Non-Highly Compensated Employee who has not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code as of the last day of the Plan Year for which the Qualified Non-Elective Contribution is being allocated.

(6) The Rollover Account of an Employee shall be credited with the Rollover Contributions, or trustee to trustee transfer contributions, if any, made by the Employee pursuant to section 5.8 and not previously credited to the Participant.

(7) With respect to each contribution described in the preceding provisions of this subsection (b), the Participant’s Employer Securities Accounts and Other Investments Accounts attributable to his ESOP Accounts shall be further credited and debited to reflect direct or indirect purchases of Employer Securities with assets other than Employer Securities, and purchases of assets other than Employer Securities in connection with the sale of Employer Securities.

(c) As of each Valuation Date, each Account of a Participant shall be charged with the amount of any distribution made to, or withdrawal made, by the Participant or his beneficiary from such Account during the Valuation Period ending with such Valuation Date. As used in the preceding sentence, “distribution” shall include any amounts determined under the Code as constituting distributions that have been applied to purchase life insurance protection under an Optional Insurance Policy on the life of the Participant involved.

(d) Notwithstanding any provision of the Plan to the contrary, for each Plan Year in which this Plan is a Top Heavy Plan, a Participant who is employed by an Employer or an Affiliate on the last day of such Plan Year and who is a Non-Key Employee for such Plan Year shall be entitled to receive a combined credit of contributions and forfeitures to his Matching Contributions Account, and Qualified Non-Elective Contributions Account equal in the aggregate to at least three percent (3%) of his Section 415 Compensation (or, if less, the highest percentage of such Section 415 Compensation credited to a Key Employee’s Account hereunder, as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Section 401(k) of the Code and any Roth elective deferral subject to Section 402A of the Code), except to the extent such a contribution is made by an Employer or an Affiliate on behalf of the Employee for the Plan Year to any other defined contribution plan maintained by such Employer or Affiliate. Matching Contributions that are used to satisfy the minimum contribution requirement of this subsection (e) shall be treated as Matching Contributions for purposes of any applicable actual contribution percentage test and other requirements of Section 401(m) of the Code. Qualified Non-Elective Contributions that are used to satisfy the minimum contribution requirement of this subsection (d) shall be treated as permissible contributions for purposes of any applicable actual deferral percentage test or actual contribution percentage test described in section 5.6.

(e) Unless otherwise required by section 7.3(e)(3), any amount forfeited pursuant to the provisions of this Plan may first be applied to reduce administrative expenses properly payable by the Plan. If any forfeitures remain unallocated, then forfeitures shall be used as soon as possible to reduce Matching Contributions.

(f) The amount of transfers between investment funds, or other fees not previously charged to the Participant’s Accounts shall be charged to the appropriate Accounts of the Participant and the number of units or shares equal in value to the amount paid from the Participant’s Accounts shall be deducted from the Participant’s outstanding units or shares.

(g) The Trust Fund, each Participant Directed Investment Fund, and the assets thereof shall be valued at their Fair Market Value as of each Valuation Date. Employer Securities shall be accounted for as provided in Treasury Regulation Section 1.402(a)-1(b)(2)(ii), or any successor regulation or statute. The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant’s interests in the Trust Fund or in any fund. Such accounting procedures shall include any procedures necessary to appropriately reflect any earnings and losses that may result from delays that may occur in completing scheduled transactions. All such procedures shall be applied in a consistent, nondiscriminatory manner.

(h) If the Plan Administrator determines in making any valuation, allocation or adjustments to any Participant’s Account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce equitable and nondiscriminatory allocation among the Participants’ Accounts, it may modify any procedures specified in the Plan for purposes of achieving an equal and nondiscriminatory allocation in accordance with the general concepts and purposes of the Plan; provided, however, that any such modification shall not be inconsistent with the provisions of Section 401(a)(4) of the Code.

6.6 Allocation of Dividends. Notwithstanding anything contained in this Plan to the contrary, dividends or distributions attributable to Employer Securities that are credited to Participants’ ESOP Accounts, as well as to suspense accounts established pursuant to section 6.3, shall be used, to the extent required by this section, to repay any loan used to purchase the Employer Securities on account of which the dividends or distributions were paid. In addition, cash dividends or distributions paid with respect to shares of Employer Securities that are credited to Participants’ Employer Securities Accounts may be distributed to Participants or allocated to Participants’ Other Investments Accounts in accordance with the provisions of this section.

(a) With respect to any Plan Year for which the aggregate shares of Employer Securities (including fractional shares) allocated to each Participant’s Employer Securities Account within his Discretionary Contributions Account pursuant to section 6.5(b) equal or exceed the cash dividends or distributions paid with respect to shares of Employer Securities (including fractional shares) allocated to the Participant’s Employer Securities Account, such cash dividends or distributions shall be used, if the Company so directs, to make payments on any loans entered into by the Trustee for the purpose of purchasing Employer Securities contributed to his Discretionary Contributions Account.

(b) Cash dividends or distributions paid with respect to shares of Employer Securities (including fractional shares) allocated to any suspense account, established pursuant to section 6.3, as of the payment date shall be used, if, and to the extent that, the Company so directs, to make payments on any loans entered into by the Trustee for the purpose of purchasing Employer Securities.

(c) All other cash dividends or distributions paid with respect to shares of Employer Securities shall be retained by the Trustee and allocated in the same manner as other income of the Trust Fund. Cash dividends or distributions allocated to each Participant’s Employer Securities Account may be exchanged by the Trustee for additional shares of Employer Securities (including fractional shares) allocated to a suspense account. Any cash dividends or distributions transferred to a suspense account by the Trustee in accordance with this subsection (c) shall be used, if the Company so directs, to make payments on any loan obtained by the Trustee, pursuant to section 6.3, for the purpose of purchasing Employer Securities.

(d) If the Company notifies the Plan Administrator that it intends to deduct cash dividends or distributions, then such dividends or distributions paid to the Trustee with respect to shares of Employer Securities (including fractional shares) allocated to the Employer Securities Account of a Participant as of the payment date may be distributed or reinvested, at the election of the Participant. Any dividends reinvested pursuant to this subsection shall be 100% vested.

(e) Stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to each participant’s Employer Securities Account as of a payment date shall be retained by the Trustee and allocated to such Employer Securities Account.

(f) Stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to any suspense account as of the payment date, shall be used, directly or indirectly, to make payments on any loan obtained by the Trustee, pursuant to section 6.3, for the purpose of purchasing Employer Securities.

6.7 Limitation on Allocation of Contributions.

(a) Notwithstanding anything contained in this Plan to the contrary, effective for Limitation Years beginning on or after January 1, 2002, the aggregate Annual Additions to a Participant’s Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of (1) $40,000 (or such greater amount as the Secretary of the Treasury may prescribe, including $46,000 for the 2008 Limitation Year) or (2) 100% of the Participant’s Section 415 Compensation. The compensation limit set forth in this subsection (a) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code), which is otherwise treated as an Annual Addition.

(b) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the Annual Additions for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subsection (c). Adjustments shall be made to this Plan, if necessary to comply with such limits, before any adjustments shall be required to any other plan; provided, however, that any excess Annual Additions attributable to voluntary contributions to other plans shall first be returned to the Participant from the plans to which such contributions were made.

(c) Effective for Limitation Years beginning after June 30, 2007, if as a result of the allocation of forfeitures, a reasonable error in estimating a Participant’s Section 415 Compensation, a reasonable error in determining the amount of Elective

Contributions and Roth Elective Deferrals that may be made with respect to any Participant under the limits of Section 415 of the Code, or other circumstances permitted under Section 415 of the Code, Annual Additions for a Participant (including Elective Contributions, Roth Elective Deferrals, Matching Contributions, Qualified Non-Elective Contributions, and Discretionary Contributions) would cause the limitations set forth in this section to be exceeded, the excess amount shall be allocated to one or more suspense accounts. Any excess amounts shall be deemed to consist of Elective Contributions, Roth Elective Deferrals, Matching Contributions, Qualified Non-Elective Contributions, and Discretionary Contributions as required by Section 1.415(c) of the Treasury Regulations and as provided under the Employee Plans Compliance Resolution System described in Revenue Procedure 2006-27 (or in the manner described in subsequent Revenue Procedures, Revenue Rulings, Notices or other guidance published in the Internal Revenue Bulletin). Excess amounts deemed to consist of Matching Contributions, Qualified Non-Elective Contributions, and/or Discretionary Contributions shall be used as Matching Contributions, Qualified Non-Elective Contributions, and/or Discretionary Contributions and excess amounts attributable to Elective Contributions and Roth Elective Deferrals shall be distributed to the Participant, in each case for such Limitation Years and in such manner as provided by Section 1.415(c) of the Treasury Regulations and Revenue Procedure 2006-27 (or any subsequently issued authority).

6.8 Limitation on Allocation of Accounts With Respect to Shareholder Electing Gain Deferral. Notwithstanding any provisions in this Plan to the contrary, if shares of Employer Securities are sold to the Plan by a shareholder of an Employer or Affiliate in a transaction for which special tax treatment is elected by such shareholder (or his representative) pursuant to Section 1042 of the Code, no assets attributable to such Employer Securities may be allocated to the Employer Securities Accounts of:

(a) any person who owns directly or indirectly (after application of Section 318(a) of the Code) more than twenty-five percent (25%) in value of the outstanding securities of the Employer or Affiliate; and

(b) the selling shareholder, and any person who is related to such shareholder (within the meaning of Section 267(b) of the Code, but excluding lineal descendants of such shareholder as long as no more than five percent (5%) of the aggregate amount of all Employer Securities sold by such shareholder in a transaction to which Section 1042 of the Code applies is allocated to lineal descendants of such shareholder) during the “nonallocation period” (as defined below).

(c) Further, no allocation of Employer contributions may be made to the Accounts of such persons unless additional allocations are made to other Participants, to satisfy the coverage and nondiscrimination requirements of Sections 401(a) and

410 of the Code. The term “nonallocation period” means the period beginning on the date of sale and ending on the later of ten (10) years after the date of sale or the date of the allocation attributable to the final payment on the loan incurred with respect to the sale of Employer Securities to the Plan.

6.9 Subchapter S Corporation Limitations. No portion of the assets of the Plan attributable to (or allocable in lieu of) Employer Securities consisting of stock in a “Subchapter S Corporation” may, during a Nonallocation Year, accrue (or be allocated directly or indirectly under any plan of the Employer meeting the requirements of Section 401(a) of the Code) for the benefit of any Disqualified Person.

(a) For purposes of this section, “Nonallocation Year” shall mean any Plan Year if, at any time during the Plan Year

(1) the Plan holds Employer Securities consisting of stock in a “Subchapter S Corporation,” and

(2) Disqualified Persons own at least fifty percent (50%) of the number of shares of stock in the “Subchapter S Corporation.” In determining whether Disqualified Persons own at least fifty percent (50%) of the stock of the “Subchapter S Corporation,” the attribution rules of Section 318(a) of the Code, as modified by Section 409(p)(3)(B) of the Code, shall be applied.

(b) For purposes of this section, “Disqualified Person” shall mean any person if

(1) the aggregate number of Deemed-Owned Shares of such person and the members of such person’s family (as defined under Section 409(p)(4)(D) of the Code) is at least twenty percent (20%) of the Deemed-Owned Shares of stock in the “Subchapter S Corporation,” or

(2) in the case of a person not described in subsection (b)(1), the number of Deemed-Owned Shares is at least ten percent (10%) of the number of Deemed-Owned Shares of stock in the “Subchapter S Corporation.”

(c) For purposes of this section, “Deemed-Owned Shares” shall mean, with respect to any person,

(1) the stock in the “Subchapter S Corporation” constituting Employer Securities of the Plan which is allocated to such person, and

(2) such person’s share of the Employer Securities held by the Plan but which is not allocated under the Plan to Participants, determined as if all such unallocated stock was allocated to all Participants in the same proportion as the most recent stock allocation under the Plan.

(d) For purposes of subsections (a) and (b) above, in the case of a person who owns

(1) any stock option, warrant, restricted stock, deferred issuance stock right, and similar right to acquire or receive stock of the “Subchapter S Corporation” in the future, and

(2) except to the extent provided in regulation, a stock appreciation right, phantom stock unit, or similar right to a cash payment based on the value of such stock or appreciation in such value, the shares upon which such interest is based shall be treated as Employer Securities or Deemed-Owned Shares if such treatment of one or more persons will result in the treatment of any person as a Disqualified Person or the treatment of any year as a Nonallocation Year.

ARTICLE VII

Benefits Under the Plan

7.1 Retirement Benefit.

(a) A Participant shall be entitled to receive a retirement benefit upon reaching his Normal Retirement Date, whether or not he has actually retired. Until a Participant actually retires from the employ of his Employer, he shall continue to be treated in all respects as a Participant.

(b) Upon the attainment of his Normal Retirement Date, such Participant shall be entitled to a retirement benefit in an amount equal to 100% of the balance in his Accounts, which shall be calculated as of the Valuation Date of distribution of his benefit.

7.2 Disability Benefit.

(a) In the event a Participant’s employment with his Employer and all Affiliates is terminated by reason of his total and permanent disability, such Participant shall be entitled to a disability benefit in an amount equal to 100% of the balance in his Accounts, which shall be calculated as of the Valuation Date of distribution of his benefit.

(b) Total and permanent disability shall mean the total incapacity of a Participant to perform the usual and customary duties of his employment with his Employer by reason of a physical or mental condition resulting from bodily injury, disease or mental disorder and will be deemed to have occurred only when certified by a physician who is chosen by the Plan Administrator and only if such proof is received by the Plan Administrator within sixty (60) days after the date of the termination of such Participant’s employment.

7.3 Severance from Employment Benefit.

(a) Effective for distributions made after December 31, 2001, in the event a Participant’s employment with his Employer and any Affiliate is severed for reasons other than retirement, disability, or death, such Participant shall be entitled to a severance from employment benefit in an amount equal to his vested interest in the balance in his Accounts as of the date of distribution of his benefits.

(b) (1) Except as otherwise provided, a Participant’s vested interest in his Discretionary Contributions Account and Matching Contributions Account shall be a percentage of the balance of such Accounts, based upon the Participant’s Years of Service as of the date of his severance from employment as follows:

Total Number of Years of Service	Vested Interest
Less than 1 Year of Service	0%
1 year, but less than 2 years	20%
2 years, but less than 3 years	40%
3 years, but less than 4 years	60%
4 years, but less than 5 years	80%
5 years or more	100%

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(2) Notwithstanding the foregoing, a Participant shall be 100% vested in his Discretionary Contributions Account and Matching Contributions Account upon attaining his Normal Retirement Date. A Participant’s vested interest in his Elective Contributions Account, Roth Elective Deferrals Account, Qualified Non-Elective Contributions Account, and Rollover Account shall be 100% regardless of the number of his Years of Service.

(c) (1) If the severance from employment results in five (5) consecutive Breaks in Service, then upon the occurrence of such five (5) consecutive Breaks in Service, the nonvested interest of the Participant in his Discretionary Contributions Account and Matching Contributions Account as of the Valuation Date immediately preceding or concurring with the date of his completion of five (5) consecutive Breaks in Service shall be deemed to be forfeited. Such forfeited amount shall be used pursuant to the provisions of section 6.5(e) at the end of the Plan Year concurring with the date the fifth such consecutive Break in Service occurs. If the Participant is later reemployed by an Employer, the unforfeited balance, if any, in his Discretionary Contributions Account and Matching Contributions Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant’s Years of Service after any five (5) consecutive Breaks in Service resulting from such severance from employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Discretionary Contributions Account and Matching Contributions Account that accrued before such five (5) consecutive Breaks in Service. The Participant’s Years of Service, both before and after the five (5) consecutive Breaks in Service, shall be taken into account for the purpose of determining the Participant’s vested interest in his Discretionary Contributions Account and Matching Contributions Account that accrues after the five (5) consecutive Breaks in Service. If any portion of an ESOP Account attributable to a Participant’s Discretionary Contributions Account and Matching Contributions Account is forfeited, his Employer Securities Accounts and Other Investments Accounts shall be treated as a single account for purposes of this subsection (c), and Employer

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Securities that were purchased with borrowed funds and allocated to such Participant’s Employer Securities Account after their release from a suspense account shall be forfeited only after all other assets in such Participant’s Accounts. If interests in more than one class of Employer Securities have been so allocated to such Participant’s Accounts, the Participant shall forfeit the same proportion of each such class.

(2) Notwithstanding any other provision of this section, if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive Breaks in Service occur, the Participant shall not be entitled to any severance from employment benefit as a result of such severance from employment; provided, however, that nothing contained in this subsection (c)(2) shall require or permit the Participant to return or otherwise have restored to his Discretionary Contributions Account and Matching Contributions Account any funds distributed to him prior to his reemployment and the determination that no five consecutive Breaks in Service would occur.

(3) If a Participant is less than 100% vested in his Discretionary Contributions Account and Matching Contributions Account and he receives all or a part of his severance from employment benefit, then, if the Participant resumes employment with an Employer or an Affiliate before the occurrence of five (5) consecutive Breaks in Service, until such time as there is a fifth consecutive Break in Service, the Participant’s vested portion of the balance in his Discretionary Contributions Account and Matching Contributions Account at any time shall be equal to an amount (“X”) determined by the formula X = P(AB + D) - D, where “P” is the vested percentage of the Participant at such time, “AB” is the balance in the Participant’s Discretionary Contributions Account and Matching Contributions Account at such time and “D” is the amount distributed as a severance from employment benefit.

(d) (1) Notwithstanding any other provision of this section, if at any time a Participant is less than 100% vested in his Discretionary Contributions Account and Matching Contributions Account, and, as a result of his severance from employment, he receives, or is deemed to receive, his entire vested severance from employment benefit pursuant to the provisions of Article VIII, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such severance occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the nonvested interest of the Participant in his Discretionary Contributions Account and Matching Contributions Account shall be deemed to be forfeited. Such forfeited amount shall be used pursuant to the provisions of section 6.5(e).

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(2) If a Participant is not vested as to any portion of his Discretionary Contributions Account and Matching Contributions Account, he will be deemed to have received a distribution immediately following his severance from employment. Upon the occurrence of such deemed distribution, the nonvested interest of the Participant in his Discretionary Contributions Account and Matching Contributions Account shall be deemed to be forfeited. Such forfeited amount shall be used pursuant to the provisions of section 6.5(e).

(3) If a Participant whose interest is forfeited under this subsection (d) is reemployed as an Employee of an Employer or an Affiliate prior to the occurrence of five (5) consecutive Breaks in Service commencing after his distribution, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (A) five (5) years after the Participant’s resumption of employment, or (B) the close of a period of five (5) consecutive Breaks in Service, the full amount of the severance from employment benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a nonvested Participant whose interest was forfeited under this subsection (d) is reemployed by an Employer prior to the occurrence of five (5) consecutive Breaks in Service, the nonvested interest of the Participant previously forfeited pursuant to the provisions of this subsection (d) shall be restored to the Discretionary Contributions Account and Matching Contributions Account of the Participant, such restoration to be made from forfeitures of nonvested interests (notwithstanding any other provision of this Plan), and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Discretionary Contributions Account and Matching Contributions Account balances of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.

7.4 Death Benefit.

(a) In the event of the death of a Participant who is actively employed by an Employer, the Participant’s beneficiary shall be entitled to a death benefit in an amount equal to 100% of the balance in his Accounts, as of the date of distribution of his benefit.

(b) Subject to the provisions of subsection (c) at any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument filed with the Plan Administrator, signed by the Participant and bearing the

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signatures of at least two (2) persons as witnesses to his signature. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the Participant’s surviving spouse, and, if none, his children (including adopted children), per stirpes, and, if none, his surviving parents in equal shares, and, if none, the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, and if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the State of such Participant’s domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

(c) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant’s surviving spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant’s designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse’s consent may be either a restricted consent (which may not be changed as to the beneficiary or (except as otherwise permitted by law) form of payment, unless the spouse consents to such change in the manner described herein) or a blanket consent (which acknowledges that the spouse has the right to limit consent only to a specific beneficiary or a specific form of payment, and that the spouse voluntarily elects to relinquish one or both of such rights). Notwithstanding the preceding provisions of this subsection (c), a Participant shall not be required to obtain spousal consent to his designation of another beneficiary if (1) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Plan Administrator with a court order to such effect, or (2) the spouse cannot be located.

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ARTICLE VIII

Payments of Benefits

8.1 Time for Distribution of Benefits.

(a) Except as otherwise provided under this Article VIII, the amount of the retirement, disability, severance from employment or death benefit to which a Participant is entitled under section 7.1, 7.2, 7.3 or 7.4 shall be paid to him or, in the case of a death benefit, shall be paid to said Participant’s beneficiary or beneficiaries, beginning as soon as practicable following the Participant’s retirement, disability, death, or other severance from employment, as the case may be.

(b) Notwithstanding the foregoing provisions of subsection (a), no distribution shall be made of the benefit to which a Participant is entitled under section 7.1, 7.2 or 7.3 prior to his Normal Retirement Date (or, if later, the date he attains age 62) unless the value of his vested benefit, if any, determined at the time of distribution does not exceed $1,000 (effective as of March 28, 2005), or unless the Participant consents to the distribution. Effective as of March 28, 2005, for purposes of determining whether a Participant’s vested benefit under the Plan exceeds $1,000, the value of the Participant’s Rollover Account, if any, shall be included.

(c) Notwithstanding anything contained herein to the contrary, any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to subsection (a) shall commence not later than the earlier of:

(1) the 60th day after the last day of the Plan Year in which occurs the latest of the Participant’s severance from employment, the Participant’s tenth (10th) anniversary of participation in the Plan, or the Participant’s Normal Retirement Date; or

(2) solely with respect to in-service minimum distributions required by the Code, for each Participant who is a 5% owner of the Employer or an Affiliate, April 1 of the year immediately following the calendar year in which he reaches age 70 1/2.

8.2 Form of Payment.

(a) The benefits that are payable pursuant to sections 7.1, 7.2, 7.3 and 7.4, and that have not been attributable to ESOP Accounts at any time, shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries) in cash.

(b) During any Plan Year in which (1) each Employer is classified as a “Subchapter S Corporation” for purposes of federal tax laws or (2) the articles of incorporation or the by-laws of each Employer substantially restrict ownership of Employer

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Securities to Employees of the Company, or any Affiliate of the Company, and to this Plan, the benefits that are payable pursuant to sections 7.1, 7.2, 7.3 and 7.4, and that have been attributable to ESOP Accounts at any time, shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries) in cash.

(c) (1) During any Plan Year in which (1) each Employer is not classified as a “Subchapter S Corporation” for purposes of federal tax laws and (2) the articles of incorporation or the by-laws of each Employer do not substantially restrict ownership of Employer Securities to Employees of the Company, or any Affiliate of the Company, and to this Plan, the benefits that are payable pursuant to sections 7.1, 7.2, 7.3 and 7.4, and that have been attributable to ESOP Accounts at any time, shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries), to the extent possible, in cash or in shares of Employer Securities (except that no fractional shares shall be issued and the value of any fractional shares to which a Participant would otherwise be entitled shall be paid in cash), as elected by the Participant (or his beneficiary or beneficiaries). If a Participant subject to this subsection (c)(1) elects to receive all or any portion of the vested balances in his ESOP Accounts (or his former ESOP Accounts) in shares of Employer Securities, then, during the sixty (60) day period immediately preceding the proposed distribution date of the benefit which the Participant is entitled to receive under the Plan, the Trustee, to the extent possible, shall apply (net of any brokerage commissions) such portion of the Participant’s Accounts to the purchase of the maximum number of whole shares of Employer Securities at their then Fair Market Value, which shares shall be allocated to the Participant’s Employer Securities Account. If the Trustee is unable to apply any elected portion of the balance of such Account to the purchase of whole shares of Employer Securities within the said sixty (60) day period, such elected portion shall be paid in cash.

(2) Notwithstanding the provisions of subsection (c)(1), if the amount to which any Participant is entitled under Article VIII is less than $5,000, the Plan Administrator, in accordance with a uniform and nondiscriminatory policy, may pay such amount to the Participant or his beneficiary in the form of cash rather than Employer Securities unless the Participant or his beneficiary demands that such amount subject to subsection (c)(1) be distributed in the form of Employer Securities; provided, however, that prior to distributing any such amount in cash, the Participant’s right to demand a distribution of his ESOP Accounts (or his former ESOP Accounts) in the form of Employer Securities instead of cash shall have been communicated to the Participant or his beneficiary in writing by the Plan Administrator.

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(d) Notwithstanding any other provision of this Plan, whenever a Participant is entitled to a distribution from the Plan, the Plan Administrator and the Trustee shall be entitled to liquidate all, or any portion, of the investments attributable to the Participant’s Account at any time during the thirty (30) business days preceding the date upon which the distribution or withdrawal is scheduled to occur in order to facilitate the payment of benefits. In the event that the Plan Administrator and the Trustee elect to liquidate investments in order to facilitate a distribution, the liquidated funds may be placed in a money market fund or similar investment fund (or, when reasonable, may be held in cash, without liability for interest thereon). The Plan Administrator may adopt such accounting procedures as are necessary to accurately reflect the Participant’s interest in such liquidated funds.

8.3 Manner of Payment. The manner of payment for a Participant’s benefit pursuant to sections 7.1, 7.2, 7.3, 7.4, 9.1, 9.2 and 9.3, shall be a lump sum distribution. Each distribution or withdrawal shall satisfy the incidental death benefit requirements and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder, and such other rules thereunder as may be prescribed by the Commissioner.

8.4 Periodic Adjustments. To the extent the balance of a Participant’s Accounts has not been distributed and remains in the Plan, the value of such remaining balance shall be subject to adjustment from time to time pursuant to the provisions of Article VI.

8.5 Required Minimum Distributions

(a) (1) Requirements of Treasury Regulations Incorporated. Effective for distributions made after January 1, 2003, distributions required under this Article VIII will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code, which are incorporated herein by reference.

(2) Time and Manner of Distribution.

(A) Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date (as defined below).

(B) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin (as defined below), then the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary (as defined below), then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

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(ii) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, then the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, then this subsection (a)(2)(B), other than subsection (a)(2)(B)(i), will apply as if the surviving spouse were the Participant.

(v) Participants or beneficiaries may elect on an individual basis whether the 5-year rule in subsection (a)(2)(B)(iii), or the life expectancy rule in subsection (a)(2)(B)(ii) applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under subsection (a)(2)(B)(iii), or by September 30 of the calendar year which contains the fifth anniversary of the participant’s (or, if applicable, surviving spouse’s) death. If neither the participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with subsections (a)(2)(B)(iii) and (a)(2)(B)(ii).

For purposes of this subsection (a)(2)(B) and subsection (a)(4) below, unless subsection (a)(2)(B)(iv) or (v) applies, distributions are considered to begin on the Participant’s required beginning date. If subsection (a)(2)(B)(iv) or (v) applies, then distributions are considered to begin on the date distributions are required to begin to the surviving

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spouse under subsection (a)(2)(B)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under subsection (a)(2)(B)(i)), then the date distributions are considered to begin is the date distributions actually commence.

(C) Forms of Distribution. Distributions under the Plan will generally be in the form of a single lump sum on or before the required beginning date. In such case subsections (a)(3) and (a)(4) below will not apply; provided, however, that to the extent a Participant’s interest is not distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, then as of the first distribution calendar year (as defined below) distributions will be made in accordance with subsections (a)(3) and (a)(4) below. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations thereunder.

(3) Required Minimum Distributions During Participant’s Lifetime

(A) Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(i) the quotient obtained by dividing the Participant’s Account balance (as defined below) by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(ii) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

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(B) Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this subsection (a)(3) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(4) Required Minimum Distributions After Participant’s Death.

(A) Death On or After Date Distributions Begin.

(i) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, then the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

a. The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

b. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

c. If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

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(ii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, then the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B) Death Before Date Distributions Begin.

(i) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, then the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in subsection (a)(4)(A).

(ii) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, then distribution of the Participant’s Account balance will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iii) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection (a)(2)(B)(i), then this subsection (a)(4)(B) will apply as if the surviving spouse were the Participant.

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(5) Definitions.

(A) Designated beneficiary. The individual who is designated as the beneficiary under section 7.4 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-4, of the Treasury Regulations.

(B) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under subsection (a)(2)(B). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(C) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

(D) Participant’s Account Balance. The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(E) Required beginning date. A Participant’s required beginning date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2 if the Participant is more than a 5% owner (as defined in Section 416(i)(B) of the Code) as to the Plan Year ending in that calendar year. If a Participant is a more than 5% owner at the close of the relevant calendar year, then the Participant may not discontinue required minimum distributions notwithstanding the Participant’s subsequent change in ownership status. If a Participant is not a more

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than 5% owner, then his required beginning date is the April 1 following the close of the calendar year in which the Participant incurs a severance from employment or, if later, the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

8.6 Direct Rollovers.

(a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee’s (as defined below) election under this section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator and in accordance with Section 402(c)(ii) of the Code for a designated beneficiary (within the meaning of Section 401(a)(9)(E) of the Code), to have any portion of an eligible rollover distribution (as defined below) paid directly to an eligible retirement plan (as defined below) specified by the distributee in a direct rollover (as defined below). In the event that a distributee elects to have only a portion of an eligible rollover distribution paid directly to an eligible retirement plan, the Plan Administrator may elect to require such portion to be not less than $500 (excluding Roth Elective Deferrals) (or as adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury and as determined separately for the Roth Elective Deferrals Account).

(b) A direct rollover of a distribution from a Participant’s Roth Elective Deferrals Account of the Plan shall only be made to another Roth elective deferral account of an applicable retirement plan as described in Section 402A(e)(1) of the Code or to a Roth IRA as described in Section 408A of the Code, and only to the extent the rollover is permitted under the rules of Section 402A(c) of the Code.

(c) For purposes of this section, effective for distributions made after December 31, 2001, the following terms shall have the following meanings:

(1) An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (made not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and any hardship withdrawal from the Plan. A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account described in

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Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code, or to a qualified defined contribution plan described in Sections 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable. Notwithstanding the preceding provisions of this subsection (c)(1), an eligible rollover distribution shall not include one or more distributions during a Plan Year with respect to a distributee if the aggregate amount distributed during the Year is less than $200 (excluding Roth Elective Deferrals) (or as adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury and as determined separately for the Roth Elective Deferrals Account).

(2) An “eligible retirement plan” is (i) an individual retirement account described in Section 408(a) of the Code; (ii) an individual retirement annuity described in Section 408(b) of the Code; (iii) an annuity plan described in Section 403(a) of the Code; (iv) an annuity contract described in Section 403(b) of the Code; (v) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for the amounts transferred into such plan from this Plan; (vi) or a qualified trust described in Section 401(a) of the Code, that accepts the distributee’s eligible rollover distribution. The definition of eligible retirement plan as listed in (i) through (vi) above shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code. Effective for distributions made on or after January 1, 2007, the definition of eligible retirement plan shall be limited to plans listed in the above (i) and (ii) (if such plans satisfy the requirements of an inherited IRA within the meaning of Section 408(d)(3)(C) of the Code) for distributions to a designated beneficiary (within the meaning of Section 401(a)(9)(E) of the Code).

(3) A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse. Effective for Plan Years on or after January 1, 2007, a distributee also includes a designated beneficiary (within the meaning of Section 401(a)(9)(E) of the Code) with regard to the interest of the designated beneficiary.

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(4) A “direct rollover” is a direct payment by the Plan to the eligible retirement plan specified by the distributee.

8.7 Put Options and Calls.

(a) The provisions of this section relate to all Employer Securities held as assets of the Trust. Except to the extent hereinafter provided in this section, except as provided in section 8.8, or except as otherwise required by applicable law, no such Employer Securities may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan (if a distribution is permitted by section 8.2).

(b) If any such Employer Securities, if distributed to or for the benefit of a Participant pursuant to section 8.2, are not then listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (the “1934 Act”) or are not then quoted on a system sponsored by a national securities association registered under Section 15A(b) of the 1934 Act, or, if so listed or quoted, are then subject to a trading limitation (a restriction under any federal or state securities law, any regulation thereunder or any permissible agreement affecting such Employer Securities, that makes such Employer Securities not as freely tradable as Employer Securities not subject to such restriction), then the Participant, the Participant’s beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, shall be granted an option to put any of the shares of such Employer Securities to the Company. The put option shall provide that, for a period of fifteen (15) months after such shares are distributed, the Participant, the Participant’s beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, shall have the right to have the Company purchase such shares at their Fair Market Value on the date the put option is exercised. Any such put option shall be exercised by the holder notifying the Company in writing that the put option is being exercised; the date of exercise shall be the date the Company receives such written notice. Payment of the purchase price shall be made by the Company, at the election of the Company, either in cash within thirty (30) days after the date of exercise or by an installment purchase. Any installment purchase must provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within thirty (30) days and ending not more than five (5) years (which may be extended to a date no later than the earlier of ten (10) years after the date of exercise or the date the proceeds of the loan used by the Plan to acquire the securities in question are entirely repaid) after the date the put option is exercised. The following special rules shall apply to any put option granted with respect to any such Employer Securities distributed as may be permitted pursuant to section 8.2:

(1) At the time that any such put option is exercised, the Plan shall have an option to assume the rights and obligations of the Company under the put option.

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(2) If it is known at the time that a loan is made to the Plan to enable it to purchase Employer Securities that federal or State law will be violated by the Company honoring the put option provided in this section, the holder of any such put option shall have the right to put such Employer Securities to a third party that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial, the identity of such third party to be selected by the Plan Administrator.

(3) If any such Employer Securities are publicly traded without restriction when distributed, but cease to be so traded within fifteen (15) months after distribution, the Company shall notify each holder of such Employer Securities, in writing, on or before the tenth day after the date such Employer Securities cease to be so traded, that for the remainder of the 15-month period, such Employer Securities are subject to a put option. Such notice shall also inform the holder of the terms of such put option (which terms shall be consistent with the provisions of this section). If such notice is given after the tenth day after the date such Employer Securities cease to be so traded, the duration of the put option shall be extended by the number of days between such tenth day and the date on which notice is actually given.

(A) The period during which a put option is exercisable shall not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law.

(B) Except as otherwise permitted by law, the provisions of this section are not terminable for any reason, including as a result of the repayment of any loan used to acquire Employer Securities or by the cessation of the Plan as an employer stock ownership plan.

(c) If any such Employer Securities, are distributable to or for the benefit of a Participant and are subject to limitations set forth within the articles of incorporation or bylaws of the Company that restrict the ownership of substantially all outstanding Employer Securities to employees and to trusts subject to Section 401(a) of the Code, then when such Employer Securities are distributed to the Participant, the Participant’s beneficiary or beneficiaries, or any person to whom such Employer Securities

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pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, such Employer Securities shall be subject to any call option imposed by the Company pursuant to its articles of incorporation or bylaws requiring the sale of the shares of Employer Securities to the Company. Any such call shall provide that the Company shall purchase such shares at their Fair Market Value on the date the call is exercised. Any such call shall be exercised by the Company notifying the holder in writing that the call is being exercised; the date of exercise shall be the date the holder receives such written notice. Payment of the purchase price shall be made by the Company, at the election of the Company, either in cash within thirty (30) days after the date of exercise or by an installment purchase. Any installment purchase must provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within thirty (30) days and ending not more than five (5) years (which may be extended to a date no later than the earlier of ten (10) years after the date of exercise or the date the proceeds of the loan used by the Plan to acquire the securities in question are entirely repaid) after the date the call option is exercised.

8.8 Right of First Refusal. In the event that section 8.2 permits a distribution of Employer Securities and section 8.7(c) does not apply, the Employer or, if the Employer does not exercise such right under section 8.7(c), the Plan shall have a right of first refusal with respect to any Employer Securities constituting stock or another equity security or a debt security convertible into stock or another equity security that are distributed for the benefit of a Participant or his beneficiary under this Plan. Such right of first refusal shall be subject to the following terms and conditions:

(a) At the time the right of first refusal may be exercised, the Employer Securities subject thereto must not then be listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (the “1934 Act”) or must not then be quoted on a system sponsored by a national securities association registered under Section 15A(b) of the 1934 Act.

(b) If at any time the person owning or otherwise having the right to sell such Employer Securities subject to the right of first refusal (whether or not such person received such securities from the Trust or as a result of a gift, a pledge or otherwise) desires to sell such securities, or any portion thereof, such person shall provide notice in writing to the Employer and to the Trustee (on behalf of the Plan), with such notice to include the name and address of the person to whom it is proposed that the securities be sold and of the person proposing to make the sale, the proposed purchase price therefore and the proposed terms of payment. The Employer and/or the Trustee shall have fourteen (14) days from the giving of such notice within which to give notice in writing to the person proposing to make the sale of the desire to exercise the right of first refusal. If both the Employer and the Trustee (on behalf of the Plan) exercise such right of first refusal, the Employer shall have the priority to make the purchase.

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(c) If the Employer or the Trustee exercise the right of first refusal, the purchase of the shares shall take place as soon thereafter as is practicable at the offices of the purchaser. The purchase price and other terms of the purchase shall not be less favorable to the seller than the greater of the Fair Market Value of the securities in question or the purchase price and other terms offered by the proposed purchaser (other than the Employer or the Plan), making a good faith offer to purchase the security.

8.9 Distribution for a Minor Beneficiary. In the event a distribution is to be made to a beneficiary who is a minor under the laws of the State in which the beneficiary resides, the Plan Administrator may, in the Plan Administrator’s sole discretion, direct that such distribution be paid to the legal guardian or custodian of such beneficiary as permitted by the laws of the State in which said beneficiary resides. A payment to the legal guardian or custodian of a minor beneficiary shall fully discharge the Trustee, Employer, Plan Administrator, and Plan from further liability on account thereof.

8.10 Location of Participant or Beneficiary Unknown. In the event that all, or any portion, of the distribution payable to a Participant or his beneficiary, hereunder shall, at the expiration of two (2) years after it shall become payable, remain unpaid solely by reason of the inability of the Plan Administrator to ascertain the whereabouts of such Participant or his beneficiary, despite the reasonable effort of the Plan Administrator to locate such Participant or his beneficiary, the amount so distributable may, at the discretion of the Plan Administrator, be treated as a forfeiture and used pursuant to section 6.5(e). In the event a Participant or beneficiary of such Participant is located subsequent to his benefit being forfeited, the amount forfeited (unadjusted for gains and losses) shall be restored to the Participant’s Accounts. Such restoration shall be made from forfeitures occurring in the Plan Year of the restoration and, if necessary, by contributions of his Employer.

8.11 Transfer to Other Qualified Plans. The Trustee, upon written direction from the Plan Administrator, shall transfer some or all of the assets held under the Trust to another plan or trust meeting the requirements of the Code relating to qualified plans and trust, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.

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ARTICLE IX

In-Service Withdrawals and Diversification Elections

9.1 Withdrawals after Age 59 1/2. At any time after reaching age 59 1/2, a Participant who is employed by an Employer may apply to the Plan Administrator for the withdrawal of all or any portion of his fully vested Accounts in a manner consistent with the requirements of Article VIII. A withdrawal by a Participant pursuant to this section shall be permitted once during any Plan Year. The Plan Administrator shall establish uniform and nondiscriminatory rules and procedures regarding the withdrawal of benefits as required in order to administer this section.

9.2 Withdrawals after Five Years of Participation. At any time after the end of the Plan Year which includes the fifth anniversary of a Participant’s initial Elective Contributions to the Plan, a Participant who is employed by an Employer may apply to the Plan Administrator for the withdrawal of all or any portion of his vested Matching Contributions Account in a manner consistent with the requirements of Article VIII. A withdrawal by a Participant pursuant to this section shall be permitted once during any Plan Year. The Plan Administrator shall establish uniform and nondiscriminatory rules and procedures regarding the withdrawal of benefits as required in order to administer this section.

9.3 Withdrawals after Two Years of Contributions. A Participant who is employed by an Employer may apply to the Plan Administrator for the withdrawal of all or any part of the portion of his vested Matching Contributions Account balance that has been credited more than two (2) years prior to such withdrawal. Any such withdrawal shall be made in a manner consistent with the requirements of Article VIII. A withdrawal by a Participant pursuant to this section shall be permitted once during any Plan Year. The Plan Administrator shall establish uniform and nondiscriminatory rules and procedures regarding the withdrawal of benefits as required in order to administer this section.

9.4 Diversification Elections.

(a) Any Participant who has attained age 55 and completed ten (10) years of participation in the Plan, shall have the right to direct the Trustee to distribute a portion of his Employer Securities Accounts before his retirement, death, total and permanent disability, or severance from employment as a diversification distribution.

(1) Such a Participant may elect, within ninety (90) days after the close of the first Plan Year in the Diversification Election Period, to receive a distribution of cash in an amount not exceeding twenty-five percent (25%) of the portion of the balance of his Employer Securities Accounts attributable to Employer Securities, determined as of the last day of such Plan Year.

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(2) Within ninety (90) days after the close of the second, third, fourth and fifth Plan Years in the Diversification Election Period, such a Participant may elect to receive a distribution of cash in an amount equal to the difference between

(A) twenty-five percent (25%) of the portion of the balance of his Employer Securities Account (before the application of subsection (a)(1)) determined as of the last day of such Plan Year, and

(B) the amount with respect to which a diversification distribution was previously elected.

(3) In the final Plan Year of the Diversification Election Period, the Participant may elect to receive a distribution in cash in an amount equal to the difference between

(A) fifty percent (50%) of the portion of the balance of his Employer Securities Account attributable to Employer Securities (before the application of subsections (a)(1) and (a)(2)) determined as of the last day of such Plan Year,

(B) and the amount with respect to which a diversification distribution was previously elected.

(b) An eligible Participant’s diversification distribution election shall be made in writing on such forms as may be approved by the Plan Administrator, with the Participant designating the amount to be distributed as a percentage of the portion of his Employer Securities Account that is available for distribution as described in subsection (a).

(c) If any Participant elects to receive a diversification distribution in any year in the Diversification Election Period, the Trustee shall sell Employer Securities that are allocated to the Accounts of the Participant with a value equal to the amount to be distributed. The proceeds of such sale shall be distributed to the Participant no later than ninety (90) days after the Participant’s election is made.

(d) Notwithstanding any other provision of this section, no diversification distribution shall be made to any Participant unless the value of the Employer Securities allocated to the Participant’s Employer Securities Account, exceeds $500 as of the Valuation Date immediately preceding the first day on which the Participant may elect a diversification distribution.

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ARTICLE X

Participant Directed Investments, Trustee Directed Investments, and Loans

10.1 Participant Directed Investments. On the commencement of his participation in the Plan, each Participant shall direct the Trustee to invest his Non-ESOP Accounts in one or more Participant Directed Investment Funds made available by the Plan Administrator from time to time. The Plan Administrator may provide each of the Participant Directed Investment Funds made available to Participants through shares of one or more investment companies or mutual funds, managed investment funds, segregated accounts invested in one or more of savings or notice accounts, deposits in or certificates issued by a bank, insurance, annuity or other investment contracts, or other appropriate investment vehicles. The Company shall specify the categories of Participant Directed Investment Funds that shall be made available to Participants by the Plan Administrator.

10.2 Prior Investments in Insurance Policies

(a) This section shall apply to each Optional Insurance Policy purchased at the election of a Participant prior to this amendment and restatement of the Plan, as a segregated investment for the Participant’s Non-ESOP Accounts. Each Optional Insurance Policy shall be treated as a Segregated Investment Fund and as a Participant Directed Investment. The term “Optional Insurance Policy” shall mean a life insurance policy on the life of a Participant purchased by the Trust pursuant to the provisions of this section.

(b) Each Participant may maintain any existing investment of a portion of his Non-ESOP Accounts in one or more Optional Insurance Policies on his life. Notwithstanding the above, at any particular time the aggregate premiums paid from the Participant’s Non-ESOP Accounts for any such insurance shall be less than one-half ( 1/2) of the aggregate contributions then allocated to such Accounts; and for the purposes of making such calculation, the premiums of any term insurance purchased shall be deemed to be twice the amount of the actual premiums paid for such term insurance.

(c) The Trustee shall, at all times, be designated as the sole owner of each Optional Insurance Policy. The Trustee shall deal with all dividends, refunds, rights, privileges and options of or under such policy in accordance with the directions of the Plan Administrator, which directions, however, shall be for the exclusive benefit of the Participant directing the purchase of such Optional Insurance Policy.

(d) In the event that a Participant’s employment with his Employer is terminated for any reason other than death, such Participant, by notice in writing delivered or mailed to the Plan Administrator within thirty (30) days after said termination of employment, may elect to acquire any Optional Insurance Policy on his life. In such event,

(1) the Participant shall deliver to the Plan Administrator an amount equal to the difference, if any, between (i) the cash surrender value of any such policy plus prepaid premiums at the date of his termination of employment and (ii) the same percentage of such cash surrender value plus prepaid premiums as the percentage of such Participant’s Accounts, if any, to which he is entitled pursuant to the provisions of Articles VII and VIII;

(2) the Plan Administrator shall transfer any such sum received from the Participant to the Trustee and shall notify the Trustee of such election by the Participant;

(3) the Trustee, upon notice from the Plan Administrator, shall transfer and assign such Optional Insurance Policy to the Participant involved; and

(4) the value of the Participant’s Non-ESOP Accounts shall be reduced by the cash surrender value of any such Optional Insurance Policy plus prepaid premiums on the date of his termination of employment. If upon such election, the Participant is entitled to receive from the Trust an amount in excess of the amount that he is required to pay to the Plan Administrator pursuant to the provisions of subparagraph (1), then, in lieu of such payment, the Plan Administrator shall reduce the amount payable to him by such sum.

(e) If, following the termination of his employment with his Employer, a Participant shall fail to exercise the election granted him under the provisions of subsection (d) with respect to any Optional Insurance Policy, the Plan Administrator shall notify the Trustee and the Trustee, upon receipt of such notice, shall cancel such policy and obtain the cash surrender value thereof for the benefit of the Trust and the Participant’s Accounts.

10.3 Procedures for Participant Directed Investments. The Administrator shall establish procedures regarding Participant investment directions for the Participant Directed Investment Funds and Optional Insurance Policies as are necessary, and such procedures shall be communicated to all Participants and applied in a uniform, nondiscriminatory manner. Each Participant shall be entitled to modify his investment selections with respect to his Non-ESOP Accounts on a quarterly basis, or more frequent basis, to the extent elected by the Plan Administrator.

10.4 Failure to Designate. If a Participant does not specifically designate the initial investments for all of his Non-ESOP Accounts that are subject to Participant investment direction at the time he submits his initial election with respect to his Elective

Contributions, such Non-ESOP Accounts shall be invested in a qualified default investment alternative (as defined in the Department of Labor regulations) selected by the Company and offered as a Participant Directed Investment Fund until such time as he makes his initial designation regarding his investments.

10.5 Designated Section 404(c) Plan. This Plan is designated as an “ERISA Section 404(c) Plan” providing Participants (and beneficiaries) with the opportunity to exercise control over the investment of assets held in their Non-ESOP Accounts and to select, from a broad range of investment funds, the manner in which some or all of the assets in their Non-ESOP Accounts are invested. The investment funds shall be selected and offered by the Plan Administrator in accordance with Section 404(c) of ERISA and the regulations thereunder. Neither the Trustee, the Plan Administrator, nor any other person shall be under any duty to question any election by a Participant or to make any suggestions to him in connection therewith. Any loss occasioned by a Participant’s election or failure to change an election of an investment fund shall not be the responsibility of the Trustee, the Plan Administrator, or any other person. Nor shall the Trustee or the Plan Administrator be liable to any Participant for failure to make an investment in any investment fund elected by him if in the exercise of due diligence the Trustee has not been able to acquire satisfactory securities or other property for that investment fund satisfying the specifications and parameters established by the Plan Administrator and reasonable requirements as to price, terms, and other conditions, or for inability to liquidate an investment in an investment fund promptly upon receipt of a new election form from the Participant.

10.6 Charges and Credits. A Participant’s Non-ESOP Accounts shall be divided into sub-accounts to properly account for each Participant Directed Investment Fund in which such Accounts are invested. Each sub-account shall be adjusted as of each Valuation Date in accordance with Article VI for purposes of (a) crediting dividends, interest, and other income on the investments in a particular investment fund, as well as all realized and unrealized gains credited to that fund, and (b) charging individually allocable expenses in connection with the investments in a particular investment fund, as well as all realized and unrealized losses charged to that fund. Other charges or fees separately incurred and not charged to an investment fund, and incurred as a result of an election made by a Participant associated with the investment of his Accounts, shall be charged against his Accounts in accordance with Articles VI and X.

10.7 Trustee Directed Investment Fund.

(a) A Participant shall have no right to direct the investment of his ESOP Accounts and such ESOP Accounts shall be invested in the Trustee Directed Investment Fund.

(b) Distributions and withdrawals of a Participant’s ESOP Accounts invested in the Trustee Directed Investment Fund shall be made in accordance with Articles VII and VIII.

10.8 Loans to Participants. Participant loans shall be made in accordance with a written loan policy adopted by the Plan Administrator, the terms of which are incorporated herein by reference.

ARTICLE XI

Trust Fund

11.1 Trust Fund. The Trust Fund shall be held by the Trustee, or by a successor trustee or trustees, for use in accordance with the Plan under the Trust Agreement. The Trust Agreement may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Trust Agreement.

11.2 ESOP Investments. The Trustee shall invest substantially all of the ESOP Company Stock Fund in, and hold for such fund and the ESOP Accounts invested in such fund, Employer Securities unless, and to the extent, otherwise required by the Plan or the Plan Administrator. Unless otherwise required by the Trust Agreement, Employer Securities may be purchased or otherwise acquired from any source, including any party that might be a party in interest (within the meaning of Section 3(14) of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code); provided, however, that if Employer Securities are purchased or acquired from such a party in interest or disqualified person, the Trustee shall neither pay more than adequate consideration (within the meaning of Section 3(18) of ERISA), nor shall pay any commission to any person in connection with such acquisition.

11.3 Power to Borrow. In order to enable it to carry out the purpose for which the Plan and Trust was established and except as otherwise provided by the Trust Agreement, the Trustee shall have the power to borrow money to purchase Employer Securities and for other purposes of the Trust from any source, including from any party that may be a party in interest (within the meaning of Section 3(14) of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code), and the Trustee may have a party in interest or disqualified person guarantee any such loan; provided, however, that if funds are borrowed from such a party in interest or disqualified person or such a party or person guarantees the loan, such borrowing shall be primarily for the benefit of the Participants and their beneficiaries. The Trustee shall have the power to issue promissory notes as Trustee to evidence any such borrowing.

11.4 Voting. Unless otherwise required by the Trust Agreement, any voting and other rights with respect to shares of Employer Securities held as part of, or otherwise attributable to, each Participant’s ESOP Accounts, or as part of any suspense account established pursuant to section 6.3, within the ESOP Company Stock Fund shall be exercised as follows:

(a) Any voting and other rights with respect to units of Employer Securities (including fractional shares) allocated to any Participant’s Employer Securities Account shall be exercised by the Trustee in accordance with instructions received from such Participant.

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(b) In connection with the exercise of the rights set forth in subsection (a), the Trustee shall notify each Participant at least thirty (30) days prior to the date upon which such rights are to be exercised; provided, however, that the Trustee shall not be under any obligation to notify the Participants sooner than it receives such information as security holder of record. In the event the notice received by the Trustee makes it impossible for the Trustee to comply with such thirty (30) day notice requirement, the Trustee shall notify the Participants regarding the exercise of such rights as soon as practicable. The notification shall include all information distributed to the security holders of record by the Employer regarding the exercise of such rights. The Trustee shall be entitled to exercise such rights on the shares of Employer Securities allocated to a Participant’s Employer Securities Account only to the extent that it receives direction from such Participant, and if it does not receive direction, it shall not exercise any rights.

(c) Any voting and other rights with respect to shares of Employer Securities (including fractional shares) held by the Trustee that are allocated to any suspense account or that are not subject to subsections (a) or (b) shall be exercised by the Trustee as directed by the Plan Administrator.

11.5 Dividends. Unless otherwise required by the Trust Agreement, dividends or distributions with respect to shares of Employer Securities held as part of, or otherwise allocable to, the Participants’ ESOP Accounts shall be dealt with as directed in section 6.6.

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ARTICLE XII

Expenses of Administration

12.1 Expenses of Administration. The Company shall bear all expenses of implementing this Plan and the Trust. For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its agreement with the Company in effect from time to time for the handling of a retirement trust. Any individual Trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred). The Company may pay all expenses of the administration of the Trust Fund (or may pay all such expenses that are attributable to current Employees), including the Trustee’s compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust and any Employer may pay such expenses as relate to Participants employed by such Employer. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan. Such expenses shall be paid out of the assets of the Trust Fund except to the extent paid or provided for by the Company or another Employer. Notwithstanding anything contained herein to the contrary,

(a) if the Employers pay expenses attributable only to current Employees, then expenses attributable to former Employees that are paid out of the assets of the Trust Fund shall be charged solely to the Accounts of such former Employees;

(b) reasonable expenses associated with benefit distribution payments may be charged to individual distributees’ Accounts;

(c) reasonable expenses attendant to the determinations of Qualified Domestic Relations Order as defined in Section 414(p) of the Code and the processing of associated distributions and/or Account transfers may be charged to individual Participants’ Accounts; and

(d) no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

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ARTICLE XIII

Amendment and Termination

13.1 Restrictions on Amendment and Termination of Plan. It is the present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

(a) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

(b) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

(c) shall either directly or indirectly reduce any vested and nonforfeitable interest of, or the vested percentage in effect with respect to, a Participant determined as of the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law;

(d) shall reduce or restrict either directly or indirectly any benefit provided any Participant prior to the date an amendment is adopted;

(e) shall reduce the Accounts of any Participant;

(f) shall amend any vesting schedule with respect to any Participant who has at least three (3) Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator;

(g) shall increase the duties or liabilities of the Trustee without its written consent; or

(h) shall modify, more than once in any six-month period, any provision of the Plan set forth in Article IV, sections 5.1, 5.2, 5.3, 5.4, 6.5(b), and 6.6 that is applicable to any officer, director, 10% owner of any Employer, or any other Participant who is required to file reports under Section 16(a) of the Securities Exchange Act of 1934.

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13.2 Amendment of Plan. Subject to the limitations stated in section 13.1, the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder (except as provided in section 13.1(h)), to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

13.3 Discontinuance of Contributions.

(a) (1) Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under this Plan (with respect to all Employers if it is the Company, or with respect to itself if it is an Employer other than the Company) at any time without any liability whatsoever for such permanent discontinuance.

(2) In the event an Employer decides to permanently discontinue making contributions under this Plan, such decision shall be evidenced by an appropriate resolution (of the Board in the case of a corporate Employer) and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee.

(b) (1) Upon the occurrence of any of the events described in subsection (a) above, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

(2) In the event there is a permanent discontinuance of contributions under this Plan without formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur as of the last day of the Plan Year in which a substantial contribution was made to the Trust.

13.4 Termination Procedure.

(a) (1) The Company, in its sole and absolute discretion, may terminate this Plan and the Trust, completely or partially, at any time without any liability for such complete or partial termination.

(2) In the event the Company decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee.

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(b) In the event the Plan is terminated, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust. All such vested interests shall be nonforfeitable.

(c) Effective for Plan Years beginning after June 30, 2007, in the event the Plan is terminated on a date other than the last day of the Plan Year, the Limitation Year shall become a short Limitation Year beginning on the first day of the Plan Year immediately prior to the date of termination and ending on the date of termination. In addition, the applicable dollar limitation for Annual Additions in section 6.7, shall be equal to the applicable dollar limitation for that Limitation Year multiplied by a fraction, the numerator of which is the number of months (including any fractional parts of a month) in the short Limitation Year and the denominator of which is twelve (12).

(d) Following a termination, complete or partial, and after payment of all expenses and adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund, each affected Participant (or the beneficiary of any such Participant) shall be entitled to receive, provided that no successor plan has been established, a distribution of the amounts then credited to his Accounts in accordance with the provisions of Article VIII.

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ARTICLE XIV

Miscellaneous

14.1 Merger or Consolidation. This Plan and the Trust may not be merged or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

14.2 Alienation.

(a) Except as provided in subsection (b) or (c), and except as provided with respect to pay loans made pursuant to section 10.7, no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

(b) (1) Notwithstanding the provisions of subsection (a), the Plan Administrator shall direct the Trustee to make payments pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Notwithstanding any provision of this Plan to the contrary, if required by such qualified domestic relations order, distributions shall be made to an alternate payee without regard to employment status, Years of Service or age of the Participant.

(2) The Plan Administrator shall establish procedures consistent with Section 414(p) of the Code to determine if any domestic relations order received by the Plan Administrator, or any other fiduciary of the Plan, is a qualified domestic relations order.

(c) Notwithstanding any provision of the Plan to the contrary, an offset to a Participant’s Accounts for an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into, shall be permitted in accordance with Sections 401(a)(13)(C) and (D) of the Code.

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14.3 Electronic Media and Other Technology.

(a) Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may use telephonic media, electronic media or other technology in administering the Plan to the extent not prohibited by applicable law, regulation or other pronouncement.

(b) Whenever the Plan Administrator is required to provide a notice or election form under this Plan to a Participant in writing, the Plan Administrator may provide such notice or election form using electronic medium to the extent not prohibited by applicable law. Any electronic notice or election form shall comply with the content, accessibility, and consent requirements in Section 1.401(a)-21 of the Treasury Regulations, as well as the applicable requirements of Section 2520.104b-1(c) of the Department of Labor Regulations.

14.4 Waiver of Notice. Any Participant, beneficiary or other person entitled to notice under the Plan may waive the right to such notice to the extent that such waiver is not inconsistent with applicable law.

14.5 USERRA Requirements. This Plan shall comply with the requirements of the Uniformed Services Employment and Reemployment Rights Act (USERRA) and Section 414(u) of the Code, including the following:

(a) An individual reemployed under USERRA shall be treated as not having incurred a Break in Service with an Employer by reason of such individual’s qualified military service (as defined in Section 414(u) of the Code).

(b) Each period of qualified military service served by an individual is, upon reemployment, deemed to constitute service with the Employer for purposes of vesting and the accrual of benefits under the Plan.

(c) An individual reemployed under USERRA is entitled to accrued benefits that are contingent on the making of, or derived from, elective contributions or elective deferrals only to the extent the individual makes payment to the Plan with respect to such contributions or deferrals; provided, however, that no such payment may exceed the amount the individual would have been permitted or required to contribute had the individual remained continuously employed by the Employer throughout the period of qualified military service. Any payment to the Plan under this subsection (c) shall be made during the period beginning with the date of reemployment and whose duration is three (3) times the period of the qualified military service (but not greater than five (5) years).

14.6 Governing Law. This Plan shall be administered, construed and enforced according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

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14.7 Action by Employer. Whenever an Employer under the terms of this Plan is permitted or required to do or perform any act, it shall be done and performed, in the case of a corporate Employer, by the Board of Directors of such Employer (or the designated agent or agents of such Board of Directors) and shall be evidenced by proper resolution of such Board of Directors (or its designated agent or agents).

14.8 Alternative Actions. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

14.9 Severability of Provisions. In the event that any provision of the Plan shall be determined to be illegal, invalid or unenforceable, the remaining provisions of the Plan shall be construed as though the illegal, invalid or unenforceable provision is not part of the Plan.

14.10 Gender. Throughout this Plan, and whenever appropriate, the one gender shall be deemed to include the other gender and the neuter; the singular, the plural; and vice versa.

IN WITNESS WHEREOF, this Plan has been executed on this 31st day of December, 2008, and shall be effective as of the dates set forth hereinabove.

THE PBSJ CORPORATION

	By:	/s/ Donald J. Vrana

(Corporate Seal)	Title:	Senior Vice President and Chief Financial Officer
“COMPANY”

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“APPENDIX A”

SPECIAL PROVISIONS APPLICABLE TO PUERTO RICO PARTICIPANTS

A.1. PURPOSE.

The purpose of this Appendix A is to comply with the requirements of Sections 1165(a) and (e) of the Puerto Rico Internal Revenue Code of 1994, as amended (the “PR Code”). The provisions of this Appendix A shall only apply to those participants and former participants who are bona fide residents of Puerto Rico and persons who perform labor or services primarily within Puerto Rico, regardless of residence for other purposes (the “Puerto Rico Participants”). Unless otherwise provided in this Appendix A, the provisions of this Appendix A are effective January 1, 2007 and as may be subsequently amended from time to time.

A.2. TYPE OF PLAN.

It is the intent of the Employer that for Puerto Rico tax purposes, the Plan, to the extent it applies to Puerto Rico Participants, be a profit-sharing and stock bonus plan designed to invest primarily in Employer Securities (commonly referred to as an employee stock ownership plan) as defined in Article 1165-1 of the Regulations issued under the PR Code and that it includes a qualified cash or deferred arrangement pursuant to PR Code Section 1165(e).

A.3. COMPENSATION.

Notwithstanding any provision of the Plan to the contrary, the determination of Compensation under section 1.13 of the Plan with respect to a Puerto Rico Participant shall be determined prior to the effect of any elective deferrals under any PR Code Section 1165(e) or cash or deferred arrangement that is part of a Puerto Rico qualified retirement plan. All other provisions in the Plan with respect to Compensation shall apply to the Puerto Rico Participants to the extent not prohibited by the PR Code.

A.4. PUERTO RICO PARTICIPANT’S SALARY REDUCTION ELECTION.

A Puerto Rico Participant’s Elective Contributions made pursuant to Section 5.1 of the Plan may not exceed the dollar limitation established by the PR Code ($8,000 effective for the 2008 calendar year, $9,000 for the 2009 calendar year, and in accordance with the PR Code for other calendar years). Provided that, if the Puerto Rico Participant contributes to a Puerto Rico individual retirement account as described in PR Code Section 1169, the maximum amount of his/her Pre-Tax Elective Deferrals may not exceed the difference, if any, between the amount available as a contribution up to the maximum limit and the contribution made to a Puerto Rico individual retirement account, or as otherwise provided under the PR Code. The limitation on Pre-Tax Elective Deferrals for Puerto Rico Participants shall not be adjusted to reflect cost of living increases. This limit shall be applied by aggregating all plans maintained by the Employer for Puerto Rico Participants that provide for Pre-Tax Elective Deferrals.”

Notwithstanding any provision of the Plan to the contrary, a Puerto Rico Participant may not elect Roth Elective Deferrals under section 5.2 of the Plan.

A.5. HIGHLY COMPENSATED PUERTO RICO PARTICIPANT.

Highly Compensated Puerto Rico Participant means any Puerto Rico Participant who, determined on the basis of Compensation for each Plan Year, has greater Compensation than two-thirds of all other Puerto Rico Participants, or as otherwise defined under the PR Code.

A.6. PR CODE ACTUAL DEFERRAL TEST.

For each Plan Year, in addition to satisfying the nondiscrimination tests as provided in the Plan, the Plan shall also satisfy the Actual Deferral Percentage (“ADP”) Test of PR Code Section 1165(e)(3)(B) and the regulations promulgated thereunder. This test must be met by only taking into consideration Puerto Rico Participants.

In no event the ADP of the Highly Compensated Puerto Rico Participants for any calendar year shall exceed the greater of:

(a) the ADP of all other Puerto Rico Participants for such calendar year multiplied by 1.25; or

(b) the ADP of all other Puerto Rico Participants for such calendar year multiplied by 2.0; provided that, the ADP of Highly Compensated Puerto Rico Participants does not exceed that of all other Puerto Rico Participants by more than two percentage points.

The ADP of a group of Puerto Rico Participants for a Plan Year shall be the average of the ratios, calculated separately for each Puerto Rico Participant in such group, of the amount of Puerto Rico Participants’ Elective Contributions actually paid to the Trust on behalf of such Puerto Rico Participants for such Plan Year to the Compensation of such Puerto Rico Participants for such Plan Year. If more than one plan providing a cash or deferred arrangement (within the meaning of PR Code Section 1165(e)) is maintained by the Employer, the ADP of any Highly Compensated Puerto Rico Participant who participates in more than one such plan or arrangement shall be determined as if all such arrangements were a single plan or arrangement. If two or more plans are aggregated for purposes of PR Code Section 1165(a)(3) or 1165(a)(4), such plans shall be aggregated for purposes of determining the ADP of the Puerto Rico Participants as if all such plans were a single plan.

In the event that there are contributions in excess of the limitation described in subsections (a) and (b) of this section A.6 (“Excess Contributions”) (determined under the leveling method specified in the PR Code beginning with the Highly Compensated

Puerto Rico Participant with the highest ADP), the Employers may elect to make Qualified Non-Elective Contributions that comply with the PR Code and its Regulations for purposes of complying with this test as described in this section A.6.

Notwithstanding any provision of this Appendix A to the contrary, to the extent permitted by the PR Code and its Regulations, the Employer may elect to aggregate all employees for purposes of determining compliance by the Plan with the ADP Test of PR Code Section 1165 and the determination of Highly Compensated Puerto Rico Participants.

A.7. ADJUSTMENT OF A PUERTO RICO PARTICIPANT’S ELECTIVE CONTRIBUTIONS.

An Employer may, in its sole discretion, decrease or suspend the amount of the Elective Contributions of any Puerto Rico Participant if the Employer deems such decrease or suspension to be necessary to satisfy any of the following:

(a) the limits described in section A.4 of this Appendix A; or

(b) the nondiscrimination requirement of section A.6 of this Appendix A.

A.8. QUALIFIED NON-ELECTIVE CONTRIBUTIONS.

(a) On behalf of each Non-Highly Compensated Puerto Rico Participant, an Employer may, in its sole discretion, make a Qualified Non-Elective Contribution equal to a percentage between 0% and 10% of each eligible Puerto Rico Participant’s Compensation, the exact percentage to be determined each Plan Year by the Employer. For purposes of this section A.8, the term “Qualified Non-Elective Contributions” shall mean any Employer contributions with respect to which (i) the Employee may not elect to have the contribution paid to the Employee in cash instead of being contributed to the Plan, (ii) are fully vested, and (iii) are distributable at the same time as Elective Contributions.

(i) The Employer shall have the sole discretion to designate which Non-Highly Compensated Employees, if any, shall receive a Qualified Non-Elective Contribution, if any, for any Plan Year.

(ii) In any Plan Year, such Qualified Non-Elective Contributions, if any, shall be applied to the ADP Test as described in section A.6 of this Appendix.

(b) All or part of the Qualified Non-Elective Contributions made with respect to Puerto Rico Participants may be treated as Elective Contributions for purposes of the ADP Test set forth in section A.6 of this Appendix. Qualified Non-Elective Contributions used to satisfy the ADP Test shall be deemed Elective Contributions.

A.9. PLAN-TO-PLAN TRANSFERS AND ROLLOVER PROVISIONS.

Notwithstanding any provision of the Plan to the contrary, transfers and rollovers to the Plan under section 5.7 of the Plan made by a Puerto Rico Participant are limited to the amounts transferred or distributed from an employee plan that also qualifies under both PR Code Section 1165(a) and under Code Section 401(a).

Notwithstanding any provision of the Plan to the contrary, if a Puerto Rico Participant’s benefit is to be distributed in the form of a direct rollover distribution, pursuant to the election provided in section 8.6 of the Plan, such direct rollover distribution may only be made for an amount equal to the total account balance to a Puerto Rico Eligible Retirement Plan that is also an eligible retirement plan as defined in section 8.6(c)(2) of the Plan. For purposes of this paragraph, the term “Puerto Rico Eligible Retirement Plan” shall mean a qualified plan and trust as described in PR Code Section 1165(a).

A.10. CATCH-UP CONTRIBUTIONS.

Notwithstanding any provision of the Plan to the contrary, effective January 1, 2007, Catch-up Eligible Puerto Rico Participants are permitted to make additional Elective Contributions referred to as “Catch-up Contributions” in any Plan Year in an amount of no more than $1,000 (or such other limitation as determined from time to time by the Puerto Rico Department of the Treasury) over the limitation on Elective Contributions as described in section A.4 of this Appendix A. All Catch-up Contributions shall not be taken into account for purposes of the ADP Test set forth in section A.6 of this Appendix A. For purposes of this paragraph, the term “Catch-up Eligible Puerto Rico Participant” shall mean with respect to a taxable year, any Puerto Rico Participant who is age fifty (50) or older, or who is projected to attain the age of fifty (50) by the end of the year.

A.11. EMPLOYER CONTRIBUTIONS.

To the extent permissible under ERISA, each contribution made by an Employer to the Plan with respect to a Puerto Rico Participant is expressly conditioned on the deductibility of such contribution under PR Code Section 1023(n) for the taxable year for which contributed. To the extent permissible under ERISA, if the Puerto Rico Department of the Treasury disallows the deduction, or if the contribution was made by a mistake of fact, such contributions shall be returned to the Employer within one (1) year after the disallowance of the deduction (to the extent disallowed), or after the payment of the contribution, respectively.

A.12. PAYMENT OF CONTRIBUTIONS.

Contributions made by an Employer to the Plan with respect to a Puerto Rico Participant shall be paid to the Trustee not later than the due date for filing the Employers’ Puerto Rico income tax return for the taxable year in which such payroll period occurs, including any extension thereof.

A.13. MERGER OF CONSOLIDATION OF THE PLAN.

Solely with respect to the Puerto Rico Participants, any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust, will be limited to the extent such other plan and trust are qualified under PR Code Section 1165(a).

A.14. PLAN TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS.

Notwithstanding any provision of the Plan to the contrary, the Trustee shall not be required to make any distribution from the Trust Fund to a Puerto Rico Participant in the event the Plan is terminated, until such time as the Puerto Rico Department of the Treasury shall have determined in writing that such termination will not adversely affect the prior qualification of the Plan under the PR Code.

A.15. GOVERNING LAW.

With respect to the Puerto Rico Participants and any Employer engaged in business in Puerto Rico, the Plan will be governed and construed according to the PR Code, where such law is not in conflict with applicable federal law.

A.16. USE OF TERMS.

All terms and provisions of the Plan shall apply to this Appendix A, except that where the terms and provisions of the Plan and this Appendix A conflict, the terms and provisions of this Appendix A shall govern.”

APPENDIX B

Pursuant to section 1.71, the Plan will recognize an Employee’s service with the following employers for purposes of calculating Years of Service:

Church Engineering

The Nelson Corporation

Coastal Environmental Services, Inc.

Frank Coleman and Associates, Inc.

Espey, Huston & Associates, Inc.

Kercheval and Associates, Inc.

J. Powell & Associates, Inc.

Durham Technologies, Inc.

Welker & Associates, Inc.

TriLine Associates, Inc.

W. Koo and Associates Structural Engineers, Inc.

Croslin Associates, Inc.

Land & Water Consulting, Inc.

EIP Associates

EcoScience Corporation